Exhibit 1.1

Trilogy Metals Inc.

21,551,724 Common Shares

Underwriting Agreement

New York, New York
April 16, 2018

Cantor Fitzgerald Canada Corporation

As Representative of the
several Underwriters listed
in Schedule II hereto
c/o Cantor Fitzgerald Canada Corporation

181 University Avenue

Toronto, Ontario

Ladies and Gentlemen:

Trilogy Metals Inc., a corporation organized under the laws of British Columbia (the “Company”), proposes to sell to the several underwriters named in Schedule II hereto (the “Underwriters”) the number of common shares, no par value (the “Common Shares”), of the Company, set forth in Schedule I hereto (said shares to be issued and sold by the Company being hereinafter called the “Underwritten Securities”). The Company also proposes to grant to the Underwriters an option to purchase up to the additional number of its Common Shares set forth in Schedule I hereto to cover over-allotments (the “Option Securities;” the Option Securities, together with the Underwritten Securities, being hereinafter called the “Securities”). Cantor Fitzgerald Canada Corporation (“CFCC”), as sole bookrunner, is acting as representative of the Underwriters under this Agreement (in such capacity, the “Representative”). To the extent there are no additional Underwriters listed on Schedule II other than the Representative, the term Representative as used herein shall mean CFCC, and the terms Representative and Underwriters shall mean either the singular or plural as the context requires. Any reference herein to the Registration Statement, the Base Prospectuses, the Preliminary Prospectuses or the Final Prospectuses shall be deemed to refer to and include the documents incorporated by reference therein; and any reference herein to the terms “amend,” “amendment” or “supplement” with respect to the Registration Statement, the Base Prospectuses, the Preliminary Prospectuses or the Final Prospectuses shall be deemed to refer to and include the filing of any document incorporated or deemed to be incorporated therein by reference. As used herein, “Base Prospectuses” shall mean, collectively, the Canadian Base Prospectus and the U.S. Base Prospectus; “Preliminary Prospectuses” shall mean, collectively, the Canadian Preliminary Prospectus and the U.S. Preliminary Prospectus; and “Final Prospectuses” shall mean, collectively, the Canadian Final Prospectus and the U.S. Final Prospectus. Certain terms used herein are defined in Section 22 hereof.

The Company understands that the Underwriters are making a public offering of the Securities in the United States and in each of the provinces of Canada other than the Province of Québec, either directly or through their respective U.S. or Canadian broker-dealer affiliates upon the terms set forth in the Disclosure Package and the Final Prospectuses.

1.                  Representations and Warranties. The Company represents and warrants to, and agrees with, each Underwriter and Cantor Fitzgerald & Co. (“CF US”) as set forth below in this Section 1.

(a)               The Company has prepared and filed a preliminary short form base shelf prospectus, dated September 15, 2017 (the “Canadian Preliminary Base Prospectus”) and a final short form base shelf prospectus, dated November 21, 2017 (the “Canadian Final Base Prospectus”), in respect of up to US$50,000,000 aggregate principal amount of common shares, warrants to purchase common shares and share purchase contracts of the Company (collectively, the “Shelf Securities”), with the British Columbia Securities Commission (the “Reviewing Authority”) and the Canadian securities regulatory authorities (collectively, the “Canadian Qualifying Authorities”) in each of Alberta, British Columbia, Manitoba, New Brunswick, Newfoundland and Labrador, Nova Scotia, Ontario, Prince Edward Island and Saskatchewan (the “Qualifying Provinces”); and the Company has obtained a receipt document from the Reviewing Authority on its own behalf and on behalf of the Ontario Securities Commission and a deemed receipt in each of the other Qualifying Provinces (a “Receipt”) for each of the Canadian Preliminary Base Prospectus and the Canadian Final Base Prospectus. The term “Canadian Base Prospectus” means the Canadian Final Base Prospectus, including documents incorporated therein by reference, at the time the Reviewing Authority issued a Receipt with respect thereto in accordance with the rules and procedures established under all applicable securities laws in each of the Qualifying Provinces and the respective regulations and rules under such laws together with applicable published policy statements and instruments of the securities regulatory authorities in the Qualifying Provinces (“Canadian Securities Laws”), National Instrument 44-101: Short Form Prospectus Distributions and National Instrument 44-102: Shelf Distributions (together, the “Canadian Shelf Procedures”). The term “Canadian Preliminary Prospectus” means the preliminary prospectus supplement relating to the offering of the Securities, which excluded certain pricing information, filed with the Canadian Qualifying Authorities in accordance with the Canadian Shelf Procedures on April 16, 2018, together with the Canadian Base Prospectus, including all documents incorporated therein by reference. The term “Canadian Final Prospectus” means the prospectus supplement relating to the offering of the Securities, which includes the pricing information omitted from the Canadian Preliminary Prospectus, to be dated the date hereof and filed with the Canadian Qualifying Authorities in accordance with the Canadian Shelf Procedures in accordance with Section 5(a) hereof, together with the Canadian Base Prospectus, including all documents incorporated therein by reference.

All references in this Agreement to the Canadian Preliminary Base Prospectus, the Canadian Base Prospectus, the Canadian Preliminary Prospectus and the Canadian Final Prospectus, or any amendments or supplements to any of the foregoing, shall be deemed to include any copy thereof filed with the Canadian Qualifying Authorities pursuant to the System for Electronic Document Analysis and Retrieval (“SEDAR”).

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(b)               No order suspending the distribution of the Securities or any other securities of the Company has been issued by the Reviewing Authority and no proceedings for that purpose have been initiated or are pending or, to the best of the Company’s knowledge, threatened or contemplated by the Canadian Qualifying Authorities, and any request made to the Company on the part of the Canadian Qualifying Authorities for additional information has been complied with.

(c)               The Canadian Preliminary Prospectus did, and the Canadian Final Prospectus (and any further amendments or supplements thereto) will, comply in all material respects with the applicable requirements of Canadian Securities Laws; the Canadian Preliminary Prospectus, as of the time of filing thereof, did not, and the Canadian Final Prospectus (and any further amendments or supplements thereto) will not, include any untrue statement of a material fact or omit to state a material fact that is required to be stated or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, and the Canadian Preliminary Prospectus, as of the time of filing thereof, constituted, and the Canadian Final Prospectus (and any further amendments of supplements thereto) will, constitute, full, true and plain disclosure of all material facts relating to the Securities and to the Company; provided, however, that this representation and warranty shall not apply to any information contained in or omitted from the Canadian Preliminary Prospectus or the Canadian Final Prospectus or any amendment thereof or supplement thereto in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any Underwriter through the Representative specifically for use therein. The parties hereto agree that the only such information furnished by or on behalf of any Underwriter consists of the information described as such in Section 8(b) hereof.

(d)               Each document filed or to be filed with the Canadian Qualifying Authorities and incorporated by reference in the Canadian Preliminary Prospectus and the Canadian Final Prospectus complied, as at the applicable filing date, or will comply when so filed, in all material respects with the requirements of Canadian Securities Laws and the Canadian Shelf Procedures, and did not, or will not when so filed, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(e)               The Company meets all general eligibility requirements for use of Form S-3 under the Act, including General Instruction I.B.1 thereto in connection with the offering of the Securities, and has prepared and filed a registration statement on Form S-3 (File No. 333-220484) with the Commission, including a related U.S. Base Prospectus, for registration under the Act of the offering and sale, from time to time, of the Shelf Securities. Such Registration Statement, including any amendments thereto filed prior to the Execution Time, has become effective. The Company has filed, or will file, with the Commission pursuant to Rule 424(b), a preliminary prospectus supplement relating to the Securities, which has previously been furnished to you. The Company will file with the Commission a final prospectus supplement relating to the Securities in accordance with Rule 424(b) under the Act. As filed, such final prospectus supplement shall contain all information required by the Act and the rules thereunder, and, except to the extent the Representative shall agree in writing to a modification, shall be in all substantive respects in the form furnished to you prior to the Execution Time or, to the extent not completed at the Execution Time, shall contain only such specific additional information and other changes (beyond that contained in the U.S. Base Prospectus and the U.S. Preliminary Prospectus) as the Company has advised you, prior to the Execution Time, will be included or made therein. The Registration Statement, at the Execution Time, meets the requirements set forth in Rule 415(a)(1)(x) under the Act. The initial Effective Date of the Registration Statement was not earlier than the date three years before the Execution Time. Any reference to any amendment to the Registration Statement shall be deemed to refer to and include any documents incorporated by reference therein after the effective date of the initial Registration Statement; the base prospectus filed as part of the Registration Statement relating to the Shelf Securities, including all documents incorporated therein by reference, contained in the Registration Statement at the Execution Time, is hereinafter called the “U.S. Base Prospectus”; the preliminary prospectus supplement relating to the offering of the Securities, including all documents incorporated therein by reference, filed with the Commission pursuant to Rule 424(b) under the Act on April 16, 2018, together with the U.S. Base Prospectus, which is used prior to the filing of the U.S. Final Prospectus, is hereinafter called the “U.S. Preliminary Prospectus;” the final prospectus supplement relating to the offering of the Securities, including all documents incorporated therein by reference, to be filed with the Commission pursuant to Rule 424(b) under the Act after the Execution Time in accordance with Section 5(a) hereof, together with the U.S. Base Prospectus, is hereinafter called the “U.S. Final Prospectus.”

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All references in this Agreement to the Registration Statement, the U.S. Base Prospectus, the U.S. Preliminary Prospectus, any Issuer Free Writing Prospectus or the U.S. Final Prospectus, or any amendments or supplements to any of the foregoing, shall be deemed to include any copy thereof filed with the Commission pursuant to the Commission’s Electronic Data Gathering, Analysis and Retrieval System (“EDGAR”).

(f)                On each Effective Date, the Registration Statement did, and when the U.S. Final Prospectus is first filed in accordance with Rule 424(b) under the Act and on the Closing Date (as defined herein) and on any date on which Option Securities are purchased, if such date is not the Closing Date (a “settlement date”), (i) the U.S. Final Prospectus (and any supplements thereto) will, comply in all material respects with the applicable requirements of the Act and the Exchange Act and the respective rules thereunder; no order preventing or suspending the use of the Registration Statement, the U.S. Preliminary Prospectus, the U.S. Final Prospectus or any Issuer Free Writing Prospectus has been issued by the Commission and no proceeding for that purpose has been initiated or, to the knowledge of the Company, threatened by the Commission; (ii) the Canadian Final Prospectus (and any supplements thereto) will, comply in all material respects with the applicable requirements of the Canadian Securities Laws and the rule thereunder; no order preventing or suspending the use of the Canadian Preliminary Prospectus or the Canadian Final Prospectus has been issued by the Reviewing Authority or the Canadian Qualifying Authorities; on each Effective Date and at the Execution Time, the Registration Statement did not and, together with the price to the public, the number of Underwritten Securities, the number of Option Securities and the underwriting commission set forth on the cover of the U.S. Final Prospectus, will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; and on the date of any filing pursuant to Rule 424(b) under the Act and on the Closing Date and any settlement date, the Final Prospectuses (together with any supplements thereto) will not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representations or warranties as to the information contained in or omitted from the Registration Statement or the Final Prospectuses (or any supplements thereto) in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any Underwriter through the Representative specifically for inclusion in the Registration Statement or the Final Prospectuses (or any supplements thereto), it being understood and agreed that the only such information furnished by or on behalf of any Underwriter consists of the information described as such in Section 8(b) hereof.

(g)               As of the Execution Time, the Disclosure Package and the price to the public, the number of Underwritten Securities, the number of Option Securities and the underwriting commission to be included on the cover page of the U.S. Final Prospectus, when taken together as a whole, do not and on the Closing Date and any settlement date, will not, contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The preceding sentence does not apply to statements in or omissions from the Disclosure Package based upon and in conformity with written information furnished to the Company by any Underwriter through the Representative specifically for use therein, it being understood and agreed that the only such information furnished by or on behalf of any Underwriter consists of the information described as such in Section 8(b) hereof.

(h)               That (i) at the earliest time after the filing of the Registration Statement that the Company or another offering participant made a bona fide offer of the Securities; and (ii) as of the Execution Time (with such date being used as the determination date for purposes of this clause (ii)), the Company was not and is not an Ineligible Issuer (as defined in Rule 405 under the Act), without taking account of any determination by the Commission pursuant to Rule 405 under the Act that it is not necessary that the Company be considered an Ineligible Issuer.

(i)                 Each Issuer Free Writing Prospectus does not include any information that conflicts with the information contained in the Registration Statement or the Canadian Final Prospectus, including any document incorporated therein by reference and any prospectus supplement deemed to be a part thereof that has not been superseded or modified. The foregoing sentence does not apply to statements in or omissions from any Issuer Free Writing Prospectus based upon and in conformity with written information furnished to the Company by any Underwriter through the Representative specifically for use therein, it being understood and agreed that the only such information furnished by or on behalf of any Underwriter consists of the information described as such in Section 8(b) hereof.

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(j)                 Each of the Company and the Subsidiary has been duly incorporated, continued, amalgamated or formed and is validly existing as a corporation, partnership, or limited liability company, as applicable, in good standing under the laws of the jurisdiction in which it is chartered or organized with full corporate power and authority to own or lease, as the case may be, and to operate its properties and conduct its business as described in the Disclosure Package and the Final Prospectuses (exclusive of any supplement thereto), and is duly qualified to do business as a foreign corporation and is in good standing under the laws of each jurisdiction which requires such qualification.

(k)               All the outstanding shares of capital stock, membership interests or partnership interests, as applicable, of the Subsidiary have been duly and validly authorized and issued and are fully paid and nonassessable, and, except as otherwise set forth in the Disclosure Package and the Final Prospectuses (exclusive of any supplement thereto), all outstanding shares of capital stock, membership interests or partnership interests, as applicable, of the Subsidiary are owned by the Company directly free and clear of any perfected security interest or any other security interests, claims, liens or encumbrances, except to the extent that the South32 JV Agreement may be considered an encumbrance on the shares of the Subsidiary.

(l)                 The Company’s authorized equity capitalization is as set forth in the Disclosure Package and the Final Prospectuses; the share capital of the Company conforms in all material respects to the description thereof contained in the Disclosure Package and the Final Prospectuses; the outstanding Common Shares have been duly and validly authorized and issued and are fully paid and non-assessable; the Securities have been duly and validly authorized and allotted, and, when issued and delivered to and paid for by the Underwriters pursuant to this Agreement, will be fully paid and non-assessable; at closing the Securities will be duly listed, and admitted and authorized for trading, subject to official notice of issuance, on the NYSE American LLC and will at closing have been conditionally approved for listing on the Toronto Stock Exchange; the certificates for the Securities comply with all applicable provisions of the Business Corporations Act (British Columbia) and the Toronto Stock Exchange; the Securities conform in all material respects to all statements relating thereto in the Disclosure Package and the Final Prospectuses and such description conforms to the rights set forth in the instruments defining the same; the holders of outstanding Common Shares are not entitled to preemptive or other rights to subscribe for the Securities; and, except as set forth in the Disclosure Package and the Final Prospectuses, no options, warrants or other rights to purchase, agreements or other obligations to issue, or rights to convert any obligations into or exchange any securities for, any shares in the capital of the Company or ownership interests in the Company are outstanding.

(m)             There is no franchise, contract or other document of a character required to be described in the Registration Statement, the Disclosure Package or the Final Prospectuses, or to be filed as an exhibit thereto, which is not described or filed as required; and (i) the statements in the Canadian Preliminary Prospectus and the Canadian Final Prospectus under the headings “Certain United States Federal Income Tax Considerations,” “Certain Canadian Federal Income Tax Considerations,” “Description of Share Capital,” “Description of Warrants,” “Description of Share Purchase Contracts and Share Purchase or Equity Units,” “Risk Factors – A holder of Common Shares may suffer adverse U.S. federal income tax consequences if the Company is determined to be a ‘passive foreign investment company.’” and “Statutory Rights of Withdrawal and Rescission”, (ii) the statements in the U.S. Preliminary Prospectus and the U.S. Final Prospectus under the headings “Certain United States Federal Income Tax Considerations,” “Certain Canadian Federal Income Tax Considerations,” “Description of Share Capital,” “Description of Warrants,” “Description of Share Purchase Contracts and Share Purchase or Equity Units,” “Enforceability of Civil Liabilities” and (iii) in the Registration Statement under “Part II – Item 15. Indemnification of Officers and Directors,” insofar as such statements summarize legal matters, agreements, documents or proceedings discussed therein, are, in all material respects, accurate and fair summaries of such legal matters, agreements, documents or proceedings.

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(n)               This Agreement has been duly authorized, executed and delivered by the Company.

(o)               There are no reports or information that in accordance with the requirements of the Canadian Securities Laws must be made publicly available in connection with the offering of the Securities that have not been made publicly available as required; there are no documents required to be filed as of the date hereof with the Canadian Qualifying Authorities or with any other Canadian securities regulatory authority in connection with the Canadian Base Prospectus, the Canadian Preliminary Prospectus or the Canadian Final Prospectus that have not been filed as required.

(p)               The Company is not and, after giving effect to the offering and sale of the Securities, and the application of the proceeds thereof as described in the Disclosure Package and the Final Prospectuses, will not be an “investment company” as defined in the Investment Company Act of 1940, as amended.

(q)               No consent, approval, authorization, filing with or order of any court or governmental agency or body is required in connection with the transactions contemplated herein, except such as have been made or obtained under the Act, Canadian Securities Laws, FINRA, the filing of the Preliminary and Final Prospectuses as contemplated in this Agreement, and such as may be required under the securities or blue sky laws of any jurisdiction or pursuant to the rules of any stock exchange in connection with the purchase and distribution of the Securities by the Underwriters in the manner contemplated herein and in the Disclosure Package and the Final Prospectuses.

(r)                Neither the issue and sale of the Securities nor the consummation of any other of the transactions herein contemplated nor the fulfillment of the terms hereof will conflict with, result in a breach or violation of, or imposition of any lien, charge or encumbrance upon any property or assets of the Company or the Subsidiary pursuant to, (i) the constating documents of the Company or the Subsidiary, (ii) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which the Company or the Subsidiary is a party or bound or to which its or their property is subject, subject to the receipt of waivers required by Section 6(p), or (iii) any statute, law, rule, regulation, judgment, order or decree applicable to the Company or the Subsidiary of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company or the Subsidiary or any of its or their properties.

(s)                No holders of securities of the Company have rights to the registration or qualification of such securities under the Registration Statement or the Canadian Final Prospectus.

(t)                 The comparative consolidated historical financial statements of the Company and the Subsidiary included in the Preliminary Prospectuses, the Final Prospectuses and the Registration Statement present fairly the financial condition, results of operations and cash flows of the Company as of the dates and for the periods indicated, comply as to form with the applicable accounting requirements of the Act, the Exchange Act and applicable Canadian laws and have been prepared in conformity with generally accepted accounting principles in the United States applied on a consistent basis throughout the periods involved (except as otherwise noted therein). The consolidated financial data set forth under the caption “Consolidated Capitalization” in the Registration Statement, the Preliminary Prospectuses and the Final Prospectuses fairly present, on the basis stated in the Disclosure Package, the Final Prospectuses and the Registration Statement, the information included therein.

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(u)               There has not been any reportable event (within the meaning of National Instrument 51-102 of the Canadian Securities Administrators) with the auditors of the Company.

(v)               Except as disclosed in the Disclosure Package and the Final Prospectuses (exclusive of any supplement thereto) there has not been any material adverse change with respect to the condition (financial or otherwise), prospects, earnings, business or properties of the Company and the Subsidiary, taken as a whole, whether or not arising from transactions in the ordinary course of business.

(w)             No action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or the Subsidiary or its or their property is pending or, to the best knowledge of the Company, threatened that (i) could reasonably be expected to have a material adverse effect on the performance of this Agreement or the consummation of any of the transactions contemplated hereby, or (ii) could reasonably be expected to have a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Company and the Subsidiary, taken as a whole, whether or not arising from transactions in the ordinary course of business (“Material Adverse Effect”), except as set forth in the Disclosure Package and the Final Prospectuses (exclusive of any supplement thereto).

(x)               Except as disclosed in the Disclosure Package and the Final Prospectuses (exclusive of any supplement thereto), the Company and the Subsidiary own or lease all such properties and assets as are necessary to the conduct of their operations as presently conducted.

(y)               To the knowledge of the Company, the Company has good and marketable title to its properties and assets, free and clear of all liens, charges, encumbrances and security interests of any nature or kind, other than as disclosed in the Disclosure Package and the Final Prospectuses (exclusive of any supplement thereto), except to the extent that the South32 JV Agreement may be considered an encumbrance on the properties and assets of the Subsidiary.

(z)               The Company is not aware of any defects, failures or impairments in the title of the Company or the Subsidiary to its properties or assets or those of the Subsidiary whether or not an action, suit, proceeding or inquiry is pending or threatened or whether or not discovered by any third party, which in aggregate could reasonably be expected to have a Material Adverse Effect.

(aa)            All interests in mining claims, concessions, exploitation or extraction rights or similar rights (“Mining Claims”) relating to the Arctic and Bornite projects that are held by the Company or the Subsidiary are in good standing, are valid and enforceable, are free and clear of any material liens or charges, and no material royalty is payable in respect of any of them, except as disclosed in the Disclosure Package and the Final Prospectuses (exclusive of any supplement thereto). No other property rights are necessary for the conduct of the Company’s business as presently conducted, and there are no material restrictions on the ability of the Company and the Subsidiary to use, transfer or otherwise exploit any such property rights except as required by applicable law or the provisions of the Material Agreements. Except as disclosed in the Disclosure Package and the Final Prospectuses, the Company has no reason to believe that it or the Subsidiary will not be able to obtain or acquire such property rights as may be necessary to develop and operate the Arctic and Bornite projects. Except as disclosed in the Disclosure Package and the Final Prospectuses (exclusive of any supplement thereto), mining claims held by the Company or the Subsidiary cover the properties required by the Company for such purposes.

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(bb)           The information relating to estimates by the Company of the indicated and inferred resources at the Arctic and Bornite projects contained in the Disclosure Package and the Final Prospectuses has been prepared in all material respects in accordance with National Instrument 43-101- “Standards of Disclosure for Mineral Projects.” The Company believes that all of the assumptions underlying such resource estimates are reasonable and appropriate, and that the projected production and operating results relating to its projects and summarized in the Disclosure Package and the Final Prospectuses are achievable by the Company.

(cc)            Neither the Company nor the Subsidiary is in violation or default of (i) any provision of its constating documents, (ii) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which it is a party or bound or to which its property is subject, including the Warrants issued in connection with the Unit Purchase Agreement, dated June 30, 2014, the South32 JV Agreement and the Participation Rights Agreement between Trilogy Metals Inc. and South32 International Investment Holdings Pty Ltd. or (iii) any statute, law, rule, regulation, judgment, order or decree of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company or the Subsidiary or any of its properties, as applicable, except with respect to (ii) and (iii), where such violation or default would not have a Material Adverse Effect.

(dd)           PricewaterhouseCoopers LLP, who have audited certain financial statements of the Company and its consolidated subsidiaries and delivered their report with respect to the audited comparative consolidated financial statements and schedules included and incorporated by reference in the Prospectuses, are independent public accountants with respect to the Company within the meaning of the Act, the Exchange Act and the applicable published rules and regulations thereunder and are independent with respect to the Company within the meaning of the Rules of Professional Conduct of the Institute of Chartered Accountants of British Columbia and the applicable published rules and regulations thereunder.

(ee)            There are no transfer taxes or other similar fees or charges under Canadian or U.S. federal law or the laws of any state, province or any political subdivision thereof, required to be paid in connection with the execution and delivery of this Agreement or the issuance by the Company or sale by the Company of the Securities.

(ff)              No stamp duty, registration or documentary taxes, duties or similar charges are payable under the federal laws of Canada or the laws of any province in connection with the creation, issuance, sale and delivery to the Underwriters of the Securities or the authorization, execution, delivery and performance of this Agreement or the resale of Securities by an Underwriter to U.S. residents.

(gg)           No dispute between the Company and any native group or joint venture partner exists or, to the knowledge of the Company, is threatened or imminent that could reasonably be expected to have a Material Adverse Effect.

(hh)           The Company and the Subsidiary have filed all Canadian, U.S., foreign, state, provincial and local tax returns that are required to be filed or have requested extensions thereof (except in any case in which the failure so to file would not have a Material Adverse Effect) except as set forth in or contemplated in the Disclosure Package and the Final Prospectuses (exclusive of any supplement thereto), and have paid all taxes required to be paid by them and any other assessment, fine or penalty levied against them, to the extent that any of the foregoing is due and payable, except for any such assessment, fine or penalty that is currently being contested in good faith by appropriate proceedings or as would not have a Material Adverse Effect, except as set forth in or contemplated in the Disclosure Package and the Final Prospectuses (exclusive of any supplement thereto).

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(ii)              No labor problem or dispute with the employees of the Company or the Subsidiary exists or is threatened or imminent, and the Company is not aware of any existing or imminent labor disturbance by the employees of any of its or the Subsidiary’s principal suppliers, contractors or customers, that could reasonably be expected to have a Material Adverse Effect, except as set forth in or contemplated in the Disclosure Package and the Final Prospectuses (exclusive of any supplement thereto).

(jj)              The Company and the Subsidiary are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which they are engaged; all policies of insurance and fidelity or surety bonds insuring the Company or the Subsidiary or their respective businesses, assets, employees, officers and directors are in full force and effect; the Company and the Subsidiary are in compliance with the terms of such policies and instruments in all material respects; and there are no claims by the Company or the Subsidiary under any such policy or instrument as to which any insurance company is denying liability or defending under a reservation of rights clause; neither the Company nor the Subsidiary has been refused any insurance coverage sought or applied for; and neither the Company nor the Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect, except as set forth in or contemplated in the Disclosure Package and the Final Prospectuses (exclusive of any supplement thereto).

(kk)           Other than pursuant to the South32 JV Agreement, the Subsidiary is not currently prohibited, directly or indirectly, from paying any dividends to the Company, from making any other distribution on the Subsidiary’s capital stock, from repaying to the Company any loans or advances to the Subsidiary from the Company or from transferring any of the Subsidiary’s property or assets to the Company or any other subsidiary of the Company.

(ll)              The Company and the Subsidiary possess all licenses, certificates, permits, approvals and other authorizations (“Permits”) issued by the appropriate federal, provincial, state, local or foreign regulatory authorities necessary to conduct their respective businesses as presently conducted, and, except as set forth in or contemplated in the Disclosure Package and the Final Prospectuses (exclusive of any supplement thereto) neither the Company nor the Subsidiary has received any notice of proceedings relating to the revocation or modification of any such Permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, could reasonably be expected to have a Material Adverse Effect.

(mm)      The status of the Permits relating to the Company’s Arctic and Bornite projects as set forth in the Disclosure Package and the Final Prospectuses is correctly described in all material respects. Except as disclosed in the Disclosure Package and the Final Prospectuses (exclusive of any supplement thereto), neither the Company nor the Subsidiary has received notice of, or is aware of, any threatened or actual proceedings relating to the modification of any such Permits or has received notice that any Permit required for the development of the aforementioned properties will not be issued.

(nn)           The statistical, industry and market-related data included in the Disclosure Package and the Final Prospectuses are based on or derived from sources that the Company believes to be reliable and accurate and such data agree with the sources from which they are derived.

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(oo)           The Company and the Subsidiary maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles in the United States and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. As of the most recent evaluation, the Company believes that its and the Subsidiary’s internal controls over financial reporting are effective and the Company and the Subsidiary are not aware of any material weakness in their internal controls over financial reporting.

(pp)           Since the date of the latest audited consolidated financial statements included or incorporated by reference in the Disclosure Package and the Final Prospectuses, there has been no change in the Company’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting.

(qq)           The Company and the Subsidiary maintain “disclosure controls and procedures” (as such term is defined in Rule 13a-15(e) under the Exchange Act and under Canadian Securities Laws); as of the most recent evaluation, such disclosure controls and procedures are effective.

(rr)              The Company has not taken, directly or indirectly, any action designed to or that would constitute or that might reasonably be expected to cause or result in, under the Exchange Act, Canadian Securities Laws or otherwise, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

(ss)             The Company and the Subsidiary are (i) in compliance with any and all applicable foreign, federal, state, provincial and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants (“Environmental Laws”); (ii) have received and are in compliance with all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses as presently conducted; and (iii) have not received notice of any actual or potential liability under any Environmental Laws, except where such non-compliance with Environmental Laws, failure to receive required permits, licenses or other approvals, or liability could not reasonably be expected to, individually or in the aggregate, have a Material Adverse Effect and except as set forth in the Disclosure Package and the Final Prospectuses (exclusive of any supplement thereto). Except as set forth in the Disclosure Package and the Final Prospectuses (exclusive of any supplement thereto), neither the Company nor the Subsidiary has been named as a “potentially responsible party” under the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended.

(tt)              In the ordinary course of its business, the Company periodically reviews the effect of Environmental Laws on the business, operations and properties of the Company and the Subsidiary, in the course of which it identifies and evaluates associated costs and liabilities (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws, or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties). On the basis of such review, the Company has reasonably concluded that such associated costs and liabilities would not, singly or in the aggregate, have a Material Adverse Effect, except as set forth in the Disclosure Package and the Final Prospectuses (exclusive of any supplement thereto).

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(uu)           The minimum funding standard under Section 302 of the Employee Retirement Income Security Act of 1974, as amended, and the regulations and published interpretations thereunder (“ERISA”), has been satisfied by each “pension plan” (as defined in Section 3(2) of ERISA) which has been established or maintained by the Company and/or the Subsidiary, and the trust forming part of each such plan which is intended to be qualified under Section 401 of the United States Internal Revenue Code of 1986, as amended (the “Code”), is so qualified; each of the Company and the Subsidiary has fulfilled its obligations, if any, under Section 515 of ERISA; neither the Company nor the Subsidiary maintains or is required to contribute to a “welfare plan” (as defined in Section 3(1) of ERISA) which provides retiree or other post-employment welfare benefits or insurance coverage (other than “continuation coverage” (as defined in Section 602 of ERISA)); each pension plan and welfare plan established or maintained by the Company and/or the Subsidiary is in compliance in all material respects with the currently applicable provisions of ERISA; and neither the Company nor the Subsidiary has incurred or could reasonably be expected to incur any withdrawal liability under Section 4201 of ERISA, any liability under Section 4062, 4063, or 4064 of ERISA, or any other liability under Title IV of ERISA.

(vv)           There is and has been no failure on the part of the Company or any of the Company’s directors or officers, in their capacities as such, to comply with any provision of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith (the “Sarbanes Oxley Act”), including Section 402 related to loans and Sections 302 and 906 related to certifications.

(ww)       Neither the Company nor the Subsidiary, nor any director, officer, or employee of the Company or the Subsidiary nor, to the Company’s knowledge, any agent, affiliate or other person acting on behalf of the Company or the Subsidiary has, in the past five years, made any unlawful contributions to any candidate for any political office (or failed fully to disclose any contribution in violation of applicable law) or made any contribution or other payment to any official of, or candidate for, any federal, state, municipal, or foreign office or other person charged with similar public or quasi-public duty in violation of any applicable law or of the character required to be disclosed in the Prospectus; (ii) no relationship, direct or indirect, exists between or among the Company or the Subsidiary or any affiliate of any of them, on the one hand, and the directors, officers and shareholders of the Company or the Subsidiary, on the other hand, that is required by the Securities Act to be described in the Disclosure Package and the Final Prospectuses that is not so described; (iii) no relationship, direct or indirect, exists between or among the Company or the Subsidiary or any affiliate of them, on the one hand, and the directors, officers, or shareholders of the Company or the Subsidiary, on the other hand, that is required by the rules of FINRA to be described in the Disclosure Package and the Final Prospectuses that is not so described; (iv) except as described in the Disclosure Package and the Final Prospectuses, there are no material outstanding loans or advances or material guarantees of indebtedness by the Company or the Subsidiary to or for the benefit of any of their respective officers or directors or any of the members of the families of any of them; and (v) the Company has not offered, or caused any placement agent to offer, Common Shares to any person with the intent to influence unlawfully (A) a customer or supplier of the Company or the Subsidiary to alter the customer’s or supplier’s level or type of business with the Company or the Subsidiary or (B) a trade journalist or publication to write or publish favorable information about the Company or the Subsidiary or any of their respective products or services, and, (vi) neither the Company nor the Subsidiary nor any director, officer or employee of the Company or the Subsidiary nor, to the Company’s knowledge, any agent, affiliate or other person acting on behalf of the Company or the Subsidiary has (A) violated or is in violation of any applicable provision of the U.S. Foreign Corrupt Practices Act of 1977 or the Corruption of Foreign Public Officials Act (Canada) or any other applicable anti-bribery or anti-corruption Law (collectively, “Anti-Corruption Laws”), (B) promised, offered, provided, attempted to provide or authorized the provision of anything of value, directly or indirectly, to any person for the purpose of obtaining or retaining business, influencing any act or decision of the recipient or securing any improper advantage, or (C) made any payment of funds of the Company or the Subsidiary or received or retained any funds in violation of any Anti-Corruption Laws.

(xx)           The operations of the Company and the Subsidiary are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or the Subsidiary with respect to the Money Laundering Laws is pending or, to the best knowledge of the Company, threatened.

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(yy)           The Company represents that, neither the Company nor the Subsidiary (in this paragraph (yy), the “Entity”) nor any director, officer or employee, nor, to the Company’s knowledge, agent or affiliate of the Entity, is a government, individual, or entity (in this paragraph (yy), “Person”) that is, or is owned 50% or more by a Person that is:

(i)                 the subject of any sanctions administered or enforced by the U.S. Department of the Treasury’s Office of Foreign Assets Control (“OFAC”), the United Nations Security Council, the European Union, Her Majesty’s Treasury, or other relevant sanctions authorities, including designation on OFAC’s Specially Designated Nationals and Blocked Persons List or OFAC’s Foreign Sanctions Evaders List (as amended, collectively, “Sanctions”), nor

(ii)              located, organized or resident in a country or territory that is the subject of Sanctions that broadly prohibit dealings with that country or territory (including Cuba, Iran, North Korea, Syria and the Crimea Region of the Ukraine) (the “Sanctioned Countries”).

The Entity represents and covenants that it will not, directly or indirectly, use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other Person:

(iii)            to fund or facilitate any activities or business of or with any Person or in any country or territory that, at the time of such funding or facilitation, is the subject of Sanctions or is a Sanctioned Country; or

(iv)             in any other manner that will result in a violation of Sanctions by any Person (including any Person participating in the offering, whether as underwriter, advisor, investor or otherwise).

The Entity represents and covenants that, except as detailed in the Disclosure Package and the Final Prospectuses, for the past five years, it has not engaged in, is not now engaging in, and will not engage in, any dealings or transactions with any Person, or in any country or territory, that at the time of the dealing or transaction is or was the subject of Sanctions or is or was a Sanctioned Country.

(zz)            The Subsidiary is the only subsidiary of the Company.

(aaa)        The Company and the Subsidiary own, possess, license or have other rights to use, on reasonable terms, all patents, patent applications, trade and service marks, trade and service mark registrations, trade names, copyrights, licenses, inventions, trade secrets, technology, know how and other intellectual property necessary for the conduct of the Company’s business as now conducted or as proposed in the Disclosure Package and the Final Prospectuses to be conducted, except where such failure could not reasonably be expected to have a Material Adverse Effect.

(bbb)       Except as disclosed in the Registration Statement, the Disclosure Package and the Final Prospectuses, neither the Company nor the Subsidiary (i) has any material lending or other relationship with any bank or lending affiliate of any of the Underwriters; and (ii) does not intend to use any of the proceeds from the sale of the Securities hereunder to repay any outstanding debt owed to any affiliate of any of the Underwriters.

(ccc)        The Company believes that it was not a Passive Foreign Investment Company (“PFIC”) within the meaning of Section 1297 of the Code, for the taxable year ended November 30, 2017, and does not expect to be a PFIC for the current tax year.

(ddd)       The Company is a reporting issuer under the securities laws of each of the provinces in Canada that recognizes the concept of reporting issuer and is not on the list of defaulting reporting issuers maintained by the applicable authorities in each such province that maintains such a list.

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(eee)        Computershare Investor Services Inc. at its principal offices in the cities of Vancouver is the duly appointed registrar and transfer agent of the Company with respect to the Common Shares, and Computershare Trust Company, Inc. at its principal office in Denver, Colorado is the duly appointed U.S. co-transfer agent of the Company with respect to the Common Shares.

(fff)           The minute books and corporate records of the Company and the Subsidiary are true and correct and contain all minutes of all meetings and all resolutions of the directors (and any committees of such directors) and shareholders of the Company and the Subsidiary as at the date hereof and at the Closing Date will contain the minutes of all meetings and all resolutions of the directors (and any committees of such directors) and shareholders of the Company and the Subsidiary.

(ggg)       The Company is not, and upon completion of the transactions described herein, and assuming the anticipated use of the proceeds thereof as described in the Disclosure Package and the Prospectuses, will not be, a “foreign private issuer” within the meaning of Rule 3b-4 under the Exchange Act.

(hhh)       (i) The Company and the Subsidiary (x) have not been notified of, and have no knowledge of any material security breach or other compromise of or relating to any of the Company’s or its Subsidiary’s information technology and computer systems, networks, hardware, software, data (including the data of their respective customers, employees, suppliers, vendors and any third party data maintained by or on behalf of them), equipment or technology (collectively, “IT Systems and Data”) and (y) have not been notified of, and have no knowledge of any event or condition that would reasonably be expected to result in, any security breach or other compromise to their IT Systems and Data, except in the case of this clause (i) as would not, individually or in the aggregate, have a Material Adverse Effect; (ii) are presently in compliance with applicable laws or statutes and all judgments, orders, rules and regulations of any court or arbitrator or governmental or regulatory authority, internal policies and contractual obligations relating to the privacy and security of IT Systems and Data and to the protection of such IT Systems and Data from unauthorized use, access, misappropriation or modification, except as would not, individually or in the aggregate, have a Material Adverse Effect; and (iii) have implemented backup and disaster recovery technology consistent with industry standards and practices.

Any certificate signed by any officer of the Company and delivered to the Representative or counsel for the Underwriters in connection with the offering of the Securities shall be deemed a representation and warranty by the Company, as to matters covered thereby, to each Underwriter.

2.                  Purchase and Sale. (a) Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Company agrees to sell to each Underwriter, and each Underwriter agrees, severally and not jointly, to purchase from the Company, at the applicable U.S. purchase price set forth in Schedule I hereto, the number of Underwritten Securities set forth opposite such Underwriter’s name in Schedule II hereto.

(b)               Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Company hereby grants an option to the several Underwriters to purchase, severally and not jointly, up to the number of Option Securities set forth in Schedule I hereto at the same purchase price per share as the Underwriters shall pay for the Underwritten Securities. Said option may be exercised only to cover over-allotments in the sale of the Underwritten Securities by the Underwriters. Said option may be exercised in whole or in part at any time on or before the 30th day after the Closing Date upon written or telegraphic notice by the Representative to the Company setting forth the number of Option Securities as to which the several Underwriters are exercising the option and the settlement date. The number of Option Securities to be purchased by each Underwriter shall be the same percentage of the total number of Option Securities to be purchased by the several Underwriters as such Underwriter is purchasing of the Underwritten Securities, subject to such adjustments as the Representative in its absolute discretion shall make to eliminate any fractional shares.

(c)               Subject to the terms and conditions and in reliance upon the representations and warranties set forth herein, if, after the execution of this Agreement, South32 elects to purchase Common Shares pursuant to its Participation Rights Agreement, the Underwriters agree to sell to South32 Common Shares up to the amount of their indication of interest specified on the cover pages of the Preliminary Prospectuses.

3.                  Delivery and Payment. Delivery of and payment for the Underwritten Securities and the Option Securities (if the option provided for in Section 2(b) hereof shall have been exercised on or before the second Business Day prior to the Closing Date) shall be made at 8:30 AM (New York City time) on April 20, 2018 or at such time on such later date as the Representative and the Company may agree or as provided in Section 9 hereof (such date and time of delivery and payment for the Securities being herein called the “Closing Date”). Delivery of the Securities shall be made to the Representative for the respective accounts of the several Underwriters against payment by the several Underwriters through the Representative of the purchase price thereof to or upon the order of the Company by wire transfer payable in same-day funds to an account specified by the Company. Delivery of the Underwritten Securities and the Option Securities shall be made through the facilities of The Depository Trust Company unless the Representative shall otherwise instruct.

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If the option provided for in Section 2(b) hereof is exercised after the second Business Day prior to the Closing Date, the Company will deliver the Option Securities (at the expense of the Company) to the Representative, on the date specified by the Representative on not less than three Business Days prior written notice to the Company for the respective accounts of the several Underwriters, against payment by the several Underwriters through the Representative of the purchase price thereof to or upon the order of the Company by wire transfer payable in same-day funds to an account specified by the Company. If settlement for the Option Securities occurs after the Closing Date, the Company will deliver to the Representative on the settlement date for the Option Securities, and the obligation of the Underwriters to purchase the Option Securities shall be conditioned upon receipt of, supplemental opinions, certificates and letters confirming as of such date the opinions, certificates and letters delivered on the Closing Date pursuant to Section 6 hereof.

The purchase price per share and the underwriting commission for the Securities shall be payable in United States dollars.

4.                  Offering by Underwriters. It is understood that the several Underwriters propose to offer the Securities for sale to the public as set forth in the Final Prospectuses.

5.                  Agreements. The Company agrees with the several Underwriters that:

(a)               The Company will comply with the Canadian Shelf Procedures and Rule 424(b) under the Act. Prior to the termination of the offering of the Securities, the Company will not file any amendment to the Registration Statement or supplement or amendment to the Base Prospectuses (including the Final Prospectuses) unless the Company has furnished a copy to the Representative for its review prior to filing and will not file any such proposed amendment or supplement to which the Representative reasonably objects. The Company will (i) prepare the Canadian Final Prospectus in accordance with the Canadian Shelf Procedures under Canadian Securities Laws, (ii) prepare the U.S. Final Prospectus in a form approved by the Representative with the Commission pursuant to the applicable paragraph of Rule 424(b) under the Act within the time period prescribed, (iii) file any Issuer Free Writing Prospectus to the extent required by Rule 433 under the Act within the time period prescribed, (iv) file the Canadian Final Prospectus with the Reviewing Authority and the Canadian Qualifying Authorities pursuant to the Canadian Shelf Procedures under Canadian Securities Laws not later than the close of business on the second Business Day following the execution and delivery of this Agreement or, if applicable, such earlier time as may be required by the Canadian Shelf Procedures under Canadian Securities Laws, (v) during the Distribution of the Securities, prepare, in consultation with the Representative, and approve in writing, prior to such time marketing materials are provided to potential investors, any marketing materials, such marketing materials to comply with the Canadian Securities Laws and to be acceptable in form and substance to the Representative and its counsel, acting reasonably, and approved in writing by the Representative on behalf of the Underwriters as contemplated by the Canadian Securities Laws, and deliver a template version to the Canadian Qualifying Authorities as soon as reasonably practicable after such marketing materials are so approved in writing by the Company and the Representative, (vi) not provide any potential investor in Canada with any other marketing materials unless a template version of such marketing materials has been approved in writing by the Company and the Representative and filed by the Company with the Canadian Qualifying Authorities on or before the day such marketing materials are first provided to any potential investor of Securities in Canada, and (vii) not provide any potential investor in Canada with any other materials or information in relation to the Distribution of the Securities in Canada or the Company, other than (A) such marketing materials that have been approved and delivered or filed in accordance with clauses (v) and (vi) above; (B) the Canadian Preliminary Prospectus or the Canadian Final Prospectus; and (C) any standard term sheets approved in writing by the Company and the Representative and filed with the Canadian Qualifying Authorities. For purposes of this section 5(a), “Distribution” means “distribution” or “distribution to the public,” as the case may be, as those terms are defined under Canadian Securities Laws in any of the Canadian Qualifying Authorities and “marketing materials” has the meaning ascribed thereto in National Instrument 41-101 General Prospectus Requirements. The Company will promptly advise the Representative (1) when the U.S. Final Prospectus and any supplement thereto shall have been filed with the Commission pursuant to Rule 424(b) under the Act, (2) when the Canadian Final Prospectus shall have been filed with the Canadian Qualifying Authorities pursuant to the Canadian Shelf Procedures, (3) when, prior to termination of the offering of the Securities, any amendment to the Registration Statement or the Canadian Base Prospectus shall have been filed or become effective or a Receipt in respect of any such amendment has been issued, as the case may be, (4) of any request by the Commission or its staff for any amendment of the Registration Statement or for any supplement to the U.S. Base Prospectus or for any additional information, (5) of any request by a Canadian Qualifying Authority or any other regulatory authority in Canada for any amendment or supplement to the Canadian Base Prospectus or for any additional information, (6) of the Company’s intention to file, or prepare any supplement or amendment to, the Registration Statement, the Preliminary Prospectuses, the Final Prospectuses or any Issuer Free Writing Prospectus, (7) of the time when any amendment or supplement to the Canadian Base Prospectus has been filed with or receipted by the Reviewing Authority, or of the filing with, or mailing or the delivery to, the Commission for filing of any amendment of or supplement to the Registration Statement or the U.S. Base Prospectus, (8) of the issuance by the Commission or the Canadian Qualifying Authorities of any stop order suspending the effectiveness of the Registration Statement or of any notice that would prevent its use, or suspending the use of any Preliminary Prospectuses, Final Prospectuses or any Issuer Free Writing Prospectus, or the issuance by a Canadian Qualifying Authority or any other regulatory authority of any cease trading or similar order relating to the Securities, or the institution or threatening of any proceeding for those purposes, (9) of the receipt by the Company of any communication from the Commission, a Canadian Qualifying Authority or any other regulatory authority in Canada relating to the Preliminary Prospectuses or the Final Prospectuses, the offering of the Securities, or the listing of the Securities on the Toronto Stock Exchange or the NYSE American LLC, and (10) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for that purpose. The Company will use its best efforts to prevent the issuance of any such stop order or the occurrence of any such suspension or objection and, upon such issuance, occurrence or objection, to obtain as soon as possible the withdrawal of such stop order or relief from such occurrence or prevention, including, if necessary, by filing an amendment to the Registration Statement or Canadian Base Prospectus or a new registration statement or Canadian Base Prospectus and using its best efforts to have such amendment or new registration statement or Canadian Base Prospectus declared effective or qualified as soon as practicable.

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(b)               The Company will prepare and file with the Canadian Qualifying Authorities, promptly after the Execution Time, and in any event no later than 5:00 p.m. (New York City time) on the date following the date of execution of this Agreement, and in conformity in all material respects with applicable Canadian Securities Laws, the Canadian Final Prospectus.

(c)               The Company will prepare and file with the Commission, promptly after the Execution Time, and in any event no later than 5:00 p.m. (New York City time) on the date following the date of execution of this Agreement, the U.S. Final Prospectus.

(d)               If, at any time prior to the filing of the U.S. Final Prospectus pursuant to Rule 424(b) under the Act, any event occurs as a result of which the Disclosure Package would include any untrue statement of a material fact or would omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made or the circumstances then prevailing, not misleading, the Company will (1) notify promptly the Representative so that any use of the Disclosure Package may cease until it is amended or supplemented; (2) amend or supplement the Disclosure Package to correct such statement or omission; and (3) supply any amendment or supplement to the Representative in such quantities as they may reasonably request.

(e)               If, at any time when a prospectus relating to the Securities is required to be delivered under the Act (including in circumstances where such requirement may be satisfied pursuant to Rule 172 under the Act or the Canadian Securities Laws), any event occurs as a result of which the Final Prospectuses as then supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made at such time not misleading, or if it shall be necessary to amend the Registration Statement, file a new registration statement or Canadian Final Prospectus or amend or supplement the Final Prospectuses to comply with the Act, the Exchange Act, Canadian Securities Laws or the respective rules thereunder, including in connection with use or delivery of the Final Prospectuses, the Company promptly will (1) notify the Representative of such event; (2) prepare and file with the Commission, or the Canadian Qualifying Authorities, as applicable, subject to the second sentence of paragraph (a) of this Section 5, an amendment or supplement or new registration statement which will correct such statement or omission or effect such compliance; (3) use its best efforts to have any amendment to the Registration Statement or new registration statement declared effective as soon as practicable in order to avoid any disruption in use of the Final Prospectuses; and (4) supply any supplemented Final Prospectuses to the Representative in such quantities as the Representative may reasonably request.

(f)                As soon as practicable, but in any event not later than eighteen months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Act), the Company will make generally available to its security holders and to the Representative an earnings statement or statements of the Company and its subsidiaries which will satisfy the provisions of Section 11(a) of the Act and Rule 158 under the Act.

(g)               For each taxable year in which the Company is a “passive foreign investment company” as defined in Section 1297 of the Code, the Company will provide holders of Common Shares that are U.S. taxpayers with the required information to enable such holders to make a qualified electing fund election under Section 1295 of the Code and the Treasury Regulations promulgated thereunder, and will satisfy all requirements described therein (which, for the avoidance of doubt, shall include providing a PFIC Annual Information Statement).

(h)               The Company will furnish to the Representative and counsel for the Underwriters signed copies of the Registration Statement (including exhibits thereto), and to each other Underwriter a copy of the Registration Statement (without exhibits thereto) and, so long as delivery of a prospectus by an Underwriter or dealer may be required by the Act or Canadian Securities Laws (including in circumstances where such requirement may be satisfied pursuant to Rule 172 under the Act or the Canadian Securities Laws), as many copies of each of the Preliminary Prospectuses, Final Prospectuses and each Issuer Free Writing Prospectus and any supplement thereto as the Representative may reasonably request.

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(i)                 The Company will arrange, if necessary, for the qualification of the Securities for sale under the laws of such jurisdictions, other than the Province of Quebec, as the Representative may designate and will maintain such qualifications in effect so long as reasonably required for the distribution of the Securities; provided that in no event shall the Company be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action that would subject it to service of process in suits, other than those arising out of the offering or sale of the Securities, in any jurisdiction where it is not now so subject or require registration of the Securities or require the Company to file a prospectus in such jurisdiction or subject the Company to ongoing reporting requirements in such jurisdiction.

(j)                 For a period of 90 days after the Closing Date, the Company will not, without the prior written consent of CFCC, offer, sell, contract to sell, pledge, or otherwise dispose of, (or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise) by the Company or any affiliate of the Company or any person in privity with the Company or any affiliate of the Company) directly or indirectly, including the filing (or participation in the filing) of a registration statement or a prospectus with the Commission or any Canadian Qualifying Authority in respect of, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Exchange Act, any other Common Shares or any securities convertible into, or exercisable, or exchangeable for, Common Shares; or publicly announce an intention to effect any such transaction, provided, however, that the Company may (i) grant options or interests, or issue and sell Common Shares, pursuant to any employee stock option plan, security-based compensation plan, stock ownership plan or dividend reinvestment plan of the Company in effect at the Execution Time; and (ii) issue Common Shares issuable upon the conversion of securities (including, but not limited to, securities issued pursuant to the Company's restricted share unit plan and deferred share unit plan) or the exercise of options or warrants outstanding at the Execution Time.

(k)               The Company will not take, directly or indirectly, any action designed to or that would constitute or that might reasonably be expected to cause or result in, under the Exchange Act, Canadian Securities Laws or otherwise, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

(l)                 The Company will use its best efforts to effect and maintain the listing of the Securities on the NYSE American LLC and the Toronto Stock Exchange.

(m)             The Company agrees to pay all costs and expenses relating to the offering of the Securities as contemplated by this Agreement, the Preliminary Prospectuses and the Final Prospectuses, including, without limitation: (i) the preparation, printing or reproduction and filing with the Commission of the Registration Statement (including financial statements and exhibits thereto), each U.S. Preliminary Prospectus, the U.S. Final Prospectus and each Issuer Free Writing Prospectus and each amendment or supplement to any of them; the preparation, printing or reproduction and filing with the Canadian Qualifying Authorities of the Canadian Preliminary Base Prospectus, the Canadian Base Prospectus, the Canadian Preliminary Prospectus and the Canadian Final Prospectus, and each amendment or supplement to any of them; (ii) the printing (or reproduction) and delivery (including postage, air freight charges and charges for counting and packaging) of such copies of the Registration Statement, the Preliminary Prospectuses, the Final Prospectuses, any Issuer Free Writing Prospectus, and each amendment or supplement to any of them as may, in each case, be reasonably requested for use in connection with the offering and sale of the Securities; (iii) the preparation, printing, authentication, issuance and delivery of certificates for the Securities, including any stamp or transfer taxes in connection with the original issuance and sale of the Securities; (iv) the printing (or reproduction) and delivery of this Agreement, any blue sky memorandum and all other agreements or documents printed (or reproduced) and delivered in connection with the offering of the Securities; (v) the listing of the Securities on the NYSE American LLC and the Toronto Stock Exchange; (vi) any registration or qualification of the Securities for offer and sale under the securities or blue sky laws of the several states (including filing fees and the reasonable fees and expenses of counsel for the Underwriters relating to such registration and qualification); (vii) the reasonable fees and disbursements of counsel for the Underwriters in connection with compliance with the rules and regulations of FINRA; (viii) all marketing, transportation and other expenses incurred by or on behalf of Company representatives in connection with presentations to prospective purchasers of the Securities, including the cost of any marketing consultants engaged by the Company or the Underwriters in connection therewith; (ix) the fees and expenses of the Company’s accountants and the fees and expenses of counsel (including U.S., Canadian, local and special counsel) for the Company; and (xii) all other costs and expenses incidental to the performance by the Company of its obligations hereunder. In addition, the Company shall pay all reasonable costs and expenses incidental to the performance by the Underwriters of their obligations hereunder, including the reasonable fees and expenses of counsel for the Underwriters set out in (vii) above and including other reasonable fees and expenses of counsel for the Underwriters (including U.S., Canadian, local and special counsel) and any experts or consultants retained by the Representative in connection with the offering of the Securities, and the Underwriters’ reasonable, actual and accountable out-of-pocket expenses (such out-of-pocket expenses subject to a maximum of $10,000 excluding any required travel expenses in connection with due diligence and marketing activities) in connection with the offering of the Securities, subject to a maximum of 2.99% of the gross proceeds of the offering.

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(n)               The Company agrees that, unless it obtains the prior written consent of the Representative, and each Underwriter, severally and not jointly, agrees with the Company that, unless it has obtained or will obtain, as the case may be, the prior written consent of the Company, it has not made and will not make any offer relating to the Securities that would constitute an Issuer Free Writing Prospectus or that would otherwise constitute a “free writing prospectus” (as defined in Rule 405 under the Act) required to be filed by the Company with the Commission or retained by the Company under Rule 433 under the Act; provided that the prior written consent of the parties hereto shall be deemed to have been given in respect of the Free Writing Prospectuses included in Schedule III hereto and any electronic road show. Any such free writing prospectus consented to by the Representative or the Company is hereinafter referred to as a “Permitted Free Writing Prospectus.” The Company agrees that (i) it has treated and will treat, as the case may be, each Permitted Free Writing Prospectus as an Issuer Free Writing Prospectus and (y) it has complied and will comply, as the case may be, with the requirements of Rules 164 and 433 under the Act applicable to any Permitted Free Writing Prospectus, including in respect of timely filing with the Commission, legending and record keeping.

(o)               The Company will use the net proceeds received by it from the sale of the Securities in the manner specified in the Disclosure Package and the Final Prospectuses under “Use of Proceeds.”

(p)               The Company shall provide the Representative with a draft of any press release to be issued in connection with the offering of the Securities, and will provide the Representative and its counsel sufficient time to comment thereon and will accept all reasonable comments of the Representative and its counsel on such press releases.

6.                  Conditions to the Obligations of the Underwriters. The obligations of the Underwriters to purchase the Underwritten Securities and the Option Securities, as the case may be, shall be subject to the accuracy of the representations and warranties on the part of the Company contained herein as of the Execution Time, the Closing Date and any settlement date pursuant to Section 3 hereof, to the accuracy of the statements of the Company made in any certificates pursuant to the provisions hereof, to the performance by the Company of its obligations hereunder and to the following additional conditions:

(a)               The Canadian Final Prospectus shall have been filed with the Canadian Qualifying Authorities within the applicable time period prescribed by and in accordance with the Canadian Shelf Procedures, all other steps or proceedings shall have been taken that may be necessary in order to qualify the Securities for distribution to the public in each of the Qualifying Provinces; and no order suspending the distribution of the Securities has been issued by any of the Canadian Qualifying Authorities and no proceedings for that purpose shall have been instituted or threatened.

(b)               The U.S. Final Prospectus, or any supplement thereto will be filed in the manner and within the time period thereby required by Rule 424(b) under the Act; any material required to be filed by the Company pursuant to Rule 433(d) under the Act shall have been filed with the Commission within the applicable time periods prescribed for such filings by Rule 433 under the Act; and no stop order suspending the effectiveness of the Registration Statement or any notice that would prevent its use shall have been issued and no proceedings for that purpose shall have been instituted or threatened.

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(c)               The Company shall have requested and caused Dorsey & Whitney LLP, United States counsel for the Company, to have furnished to the Representative their opinion, dated the Closing Date and addressed to the Underwriters, to the effect that:

(i)                 the Subsidiary has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction in which it is chartered or organized, with full corporate power and authority to own or lease, as the case may be, and to operate its properties and conduct its business as described in the Disclosure Package and the U.S. Final Prospectus, and is duly qualified to do business as a foreign corporation and is in good standing under the laws of each jurisdiction which requires such qualification;

(ii)              all the outstanding shares of capital stock of the Subsidiary have been duly authorized and validly issued and are fully paid and nonassessable and Trilogy Metals Inc., is the sole registered holder of the capital stock of NovaCopper US Inc. free and clear of any security interest, claim, lien or encumbrance subject to the South32 JV Agreement;

(iii)            the Securities are duly listed, and admitted and authorized for trading, subject to official notice of issuance, on the NYSE American LLC;

(iv)             to the knowledge of such counsel, there is no franchise, contract or other document of a character required to be filed as an exhibit to the Registration Statement which is not filed as required;

(v)               the statements included or incorporated by reference in the Preliminary Prospectuses and Final Prospectuses under the heading “Certain United States Federal Income Tax Considerations,” insofar as such statements summarize legal matters discussed therein, are accurate and fair summaries of such legal matters in all material respects;

(vi)             the Registration Statement has become effective under the Act; the filing of the U.S. Preliminary Prospectus and the U.S. Final Prospectus, and any supplements thereto, pursuant to Rule 424(b) under the Act has been made in the manner and within the time periods required by Rule 424(b) under the Act; to the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement or any notice that would prevent its use has been issued, no proceedings for that purpose have been instituted or threatened, and the Registration Statement, the U.S. Preliminary Prospectus and the U.S. Final Prospectus (other than the financial statements and other financial and statistical information contained therein as to which such counsel need express no opinion) comply as to form in all material respects with the applicable requirements of the Act and the rules thereunder;

(vii)          the Company is not and, after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in the Disclosure Package and the U.S. Final Prospectus, will not be an “investment company” as defined in the Investment Company Act of 1940, as amended;

(viii)        assuming the due authorization, execution and delivery of this Agreement under the laws of the Province of British Columbia and the federal laws of Canada applicable therein, this Agreement (to the extent that execution and delivery are governed by the laws of the State of New York) has been duly executed and delivered by the Company;

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(ix)             under the laws of the State of New York relating to submission of personal jurisdiction, the Company has, pursuant to Section 17 of this Agreement, validly (i) submitted to the non-exclusive jurisdiction of any federal or state court in the City, County and State of New York, in any action based on or under this Agreement; and (ii) appointed Registered Agent Solutions, Inc. as its authorized agent for the purposes described in Section 17 of this Agreement;

(x)               no consent, approval, authorization, filing with or order of any U.S. court or governmental agency or body is required in connection with the transactions contemplated herein, except such as have been obtained from the NYSE American LLC under the Act and such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Securities by the Underwriters in the manner contemplated in this Agreement, in the U.S. Preliminary Prospectus and the U.S. Final Prospectus and such other approvals (specified in such opinion) as have been obtained;

(xi)             neither the issue and sale of the Securities, nor the consummation of any other of the transactions herein contemplated nor the fulfillment of the terms hereof will conflict with, result in a breach or violation of, or imposition of any lien, charge or encumbrance upon any property or assets of the Company or the Subsidiary pursuant to any U.S. statute, law, rule, regulation, judgment, order or decree applicable to the Company or the Subsidiary of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company or its Subsidiary or any of its or their properties; and

(xii)          to the knowledge of such counsel, no holders of securities of the Company have rights to the registration of such securities under the Registration Statement.

In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than the States of New York and Alaska or the Federal laws of the United States, to the extent they deem proper and specified in such opinion, upon the opinion of other counsel of good standing whom they believe to be reliable and who are satisfactory to counsel for the Underwriters and (B) as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Company and public officials. In addition to rendering the opinions set forth above, such counsel shall also include a statement to the effect that such counsel has participated in the preparation of the Registration Statement, the Disclosure Package, the U.S. Final Prospectus and in conferences with officers and other representatives of the Company, Canadian counsel for the Company, representatives of the independent accountants for the Company, counsel for the Underwriters and representatives of the Underwriters at which the contents of the Registration Statement, the Disclosure Package and U.S. Final Prospectus and related matters were discussed and although such counsel has not independently verified, and (except as to those matters and to the extent set forth in the opinions referred to in subsection (iv) of this Section 6(c)) is not passing upon and does not assume any responsibility for, the factual accuracy, completeness or fairness of the statements contained in the Registration Statement, the Disclosure Package and the U.S. Final Prospectus, on the basis of such participation, no facts have come to such counsel’s attention which have caused such counsel to believe that (i) on the Effective Date, the Registration Statement contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; (ii) the documents specified in a schedule to such counsel’s letter, consisting of those included in the Disclosure Package, and the price to the public, the number of Underwritten Securities, the number of Option Securities and the underwriting commission set forth on the cover of the U.S. Prospectus, when taken as a whole, as of the Execution Time, contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; or (iii) as of the date of the U.S. Final Prospectus and as of the Closing Date, the U.S. Final Prospectus included an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading (in each case, other than the financial statements and other financial and statistical information, and the information derived from the reports of or attributed to persons named in the U.S. Preliminary Prospectus and the U.S. Final Prospectus under the heading “Interest of Experts,” included or incorporated by reference therein, as to which such counsel need express no belief).

References to the U.S. Final Prospectus in this paragraph (c) shall also include any supplements thereto at the Closing Date.

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(d)               The Company shall have requested and caused Blake, Cassels & Graydon LLP, Canadian counsel for the Company, to have furnished to the Representative their opinion, dated the Closing Date and addressed to the Underwriters, to the effect that:

(i)                 the Company has been duly incorporated and is validly existing as a corporation in good standing with respect to the filing of returns under the laws of the jurisdiction in which it is chartered or organized, with all necessary power and authority to own or lease, as the case may be, and to operate its properties and conduct its business as described in the Preliminary Prospectuses and the Final Prospectuses;

(ii)              the Company’s authorized equity capitalization is as set forth in the Preliminary Prospectuses and the Final Prospectuses; the share capital of the Company conforms in all material respects to the description thereof contained in the Preliminary Prospectuses and the Final Prospectuses; the Securities have been duly and validly authorized and allotted, and, when issued and delivered to and paid for by the Underwriters pursuant to this Agreement, will be fully paid and nonassessable; the Securities have been conditionally approved for listing on the Toronto Stock Exchange; the certificates for the Common Shares comply with all applicable statutory requirements, with any applicable requirements of the articles and notice of articles of the Company, with the provisions of the Business Corporations Act (British Columbia) relating thereto and the requirements of the Toronto Stock Exchange; the holders of outstanding share capital of the Company are not entitled to preemptive or other rights to subscribe for the Securities under the constating documents of the Company or the Material Agreements;

(iii)            to the knowledge of such counsel, there is no pending or threatened action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or its Subsidiary or its or their property, except as disclosed in the Preliminary Prospectuses and the Final Prospectuses;

(iv)             the statements included in the Preliminary Prospectuses and the Final Prospectuses under the headings “Certain Canadian Federal Income Tax Considerations” and “Description of Share Capital”, and in the Canadian Preliminary Prospectus and the Canadian Final Prospectus under “Statutory Rights of Withdrawal and Rescission”, and in the Registration Statement under “Part II - Indemnification of Officers and Directors” insofar as such statements summarize legal matters or documents discussed therein, are accurate and fair summaries of such legal matters or documents in all material respects;

(v)               a Receipt has been obtained in respect of the Canadian Preliminary Base Prospectus and the Canadian Base Prospectus from the Reviewing Authority and all necessary documents have been filed, all necessary proceedings have been taken and all necessary consents, approvals, and authorizations have been obtained under Canadian Securities Laws to permit the Securities to be offered, sold and delivered, as contemplated by this Agreement in the Qualifying Provinces; to the knowledge of such counsel, no order suspending the distribution of the Securities has been issued, no proceedings for that purpose have been instituted or threatened by any of the Canadian Qualifying Authorities;

(vi)             this Agreement has been duly authorized, executed and delivered by the Company;

(vii)          neither the issue, sale or delivery of the Securities, the execution and delivery of this Agreement, the fulfillment of the terms hereof by the Company, nor the consummation of any other of the transactions herein contemplated nor the fulfillment of the terms hereof will conflict with, result in a breach or violation of, or imposition of any lien, charge or encumbrance upon any property or assets of the Company or the Subsidiary pursuant to, (i) the constating documents of the Company or the Subsidiary, (ii) the terms of any Material Agreement, or (iii) any Canadian statute, law, rule, regulation, judgment, order or decree applicable to the Company or the Subsidiary of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company or the Subsidiary or any of its or their properties;

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(viii)        to the knowledge of such counsel, no holders of securities of the Company have rights to the qualification of such securities under the Canadian Final Prospectus;

(ix)             the Company is a “reporting issuer” under the securities legislation of the Qualifying Provinces and is not on the list of defaulting issuers maintained thereunder;

(x)               a court of competent jurisdiction in the Province of British Columbia (a “B.C. Court”) would give effect to the choice of the law of the State of New York (“New York law”) as the governing law of contract claims under this Agreement, provided that such choice of law is bona fide (in the sense that it was not made with a view to avoiding the consequences of the laws of any other jurisdiction) and provided that such choice of law is not contrary to public policy, as that term as is understood under the laws of the Province of British Columbia and the laws of Canada applicable therein (“Public Policy”). In the opinion of such counsel, there is no reason to believe that the choice of New York law to govern this Agreement (except as to provisions in this Agreement providing for indemnity or contribution, as to which such counsel need express no opinion) is not bona fide or would be contrary to Public Policy;

(xi)             in an action on a final and conclusive judgment in personam of any federal or state court in the State of New York (a “New York Court”) that is not impeachable as void or voidable under New York law, a B.C. Court would give effect to the appointment by the Company of Registered Agent Solutions, Inc. as its agent to receive service of process in the United States of America under this Agreement and to the provisions in this Agreement whereby the Company submits to the non-exclusive jurisdiction of a New York Court;

(xii)          if this Agreement is sought to be enforced in the Province of British Columbia in accordance with the laws applicable thereto as chosen by the parties, namely New York law, a B.C. Court would, subject to paragraph (xi) above, recognize the choice of New York law and, upon appropriate evidence as to such law being adduced, apply such law with respect to those matters which under the laws of the Province of British Columbia and pursuant to this Agreement are to be determined by the proper law of this Agreement (and in particular, but without limitation, not with respect to matters of procedure), provided that none of the provisions of this Agreement, or of applicable New York law, is contrary to Public Policy and that those laws are not foreign revenue, expropriatory, penal, public or similar laws; provided, however, that, in matters of procedure, the laws of the Province of British Columbia will be applied, and a B.C. Court will retain discretion to decline to hear such action if it is contrary to Public Policy for it to do so, or if it is not the proper forum to hear such an action, or if concurrent proceedings are being brought elsewhere and a B.C. Court may not enforce an obligation enforceable under New York law where performance of the obligation would be illegal by the law of the place of performance;

(xiii)        the laws of the Province of British Columbia and the federal laws of Canada applicable therein permit an action to be brought in a B.C. Court on a final and conclusive judgment in personam of a New York Court that is subsisting and unsatisfied respecting the enforcement of this Agreement that is not impeachable as void or voidable under New York law or subject to a stay of execution issued by a New York Court and that is for a fixed and determinative sum of money if: (A) the court rendering such judgment had jurisdiction, as determined under British Columbia law, over the judgment debtor and the subject matter of the action; (B) such judgment was not obtained by fraud or in a manner contrary to Canadian principles of natural justice and the enforcement thereof would not be inconsistent with Public Policy or contrary to any order made by the Attorney-General of Canada under the Foreign Extraterritorial Measures Act (Canada), the Governor General in Council under the United Nations Act or the Special Economic Measures Act, or the Competition Tribunal under the Competition Act (Canada); (C) the enforcement of such judgment in British Columbia does not constitute, directly or indirectly, the enforcement of foreign revenue, expropriatory or penal laws; (D) the action to enforce such judgment is commenced in compliance with the Limitations Act (British Columbia); (E) in the case of a judgment obtained by default, there has been no manifest error in the granting of such judgment; and (F) no new admissible evidence, right or defence relevant to the action is discovered prior to the rendering of judgment by a B.C. Court. Under the Foreign Money Claims Act (British Columbia), a B.C. Court may only give judgment in Canadian dollars; and interest on the New York judgement will be calculated and awarded pursuant to the Foreign Money Claims Act.

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(xiv)         no stamp or other issuance or transfer taxes or duties or, provided that an Underwriter that is not resident in Canada does not provide and services in Canada, withholding taxes are payable by or on behalf of the Underwriters to the Government of Canada or the Government of British Columbia or any political subdivision thereof or any authority or agency thereof or therein having power to tax in connection with (A) the issue, sale and delivery of the Securities by the Company to or for the respective accounts of the Underwriters or (B) the sale and delivery outside Canada by the Underwriters of the Securities in the manner contemplated in this Agreement.

In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than the Province of British Columbia or the Federal laws of Canada, to the extent they deem proper and specified in such opinion, upon the opinion of other counsel of good standing whom they believe to be reliable and who are satisfactory to counsel for the Underwriters and (B) as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Company and public officials. In addition to rendering the opinions set forth above, such counsel shall also include a statement to the effect that such counsel has participated in the preparation of the Disclosure Package (except that the reference to “U.S. Preliminary Prospectus” in the definition of “Disclosure Package” herein shall be replaced with “Canadian Preliminary Prospectus” for the purpose of such counsel’s opinion), and the Canadian Final Prospectus and in conferences with officers and other representatives of the Company, U.S. counsel for the Company, representatives of the independent accountants for the Company, counsel for the Underwriters and representatives of the Underwriters at which the contents of the Disclosure Package and Canadian Final Prospectus and related matters were discussed and although such counsel has not independently verified, and (except as to those matters and to the extent set forth in the opinions referred to in subsections (v) of this Section 6(d)) is not passing upon and does not assume any responsibility for, the factual accuracy, completeness or fairness of the statements contained in the Disclosure Package and Canadian Final Prospectus, on the basis of such participation, no facts have come to such counsel’s attention which have caused such counsel to believe that (i) the documents specified in a schedule to such counsel’s letter, consisting of those included in the Disclosure Package, and the price to the public, the number of Underwritten Securities, the number of Option Securities and the underwriting commission set forth on the cover of the U.S. Prospectus, when taken as a whole, as of the Execution Time, contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or (ii) as of the date of the Canadian Final Prospectus and as of the Closing Date, the Canadian Final Prospectus included an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading (in each case, other than the financial statements and other financial and statistical information, and the information derived from the reports of or attributed to persons named in the Canadian Preliminary Prospectus and the Canadian Final Prospectus under the heading “Interest of Experts,” included or incorporated by reference therein, as to which such counsel need express no belief).

References to the Final Prospectuses in this paragraph (d) shall also include any supplements thereto at the Closing Date.

(e)               The Representative shall have received from Jim Reeves of Holmes Weddle Barcott P.C., such title opinions, dated the Closing Date and addressed to the Underwriters, with respect to the ownership of the Mining Claims in respect of the Arctic and Bornite properties, as the Representative may accept, acting reasonably.

(f)                The Representative shall have received from Stikeman Elliott LLP, Canadian counsel for the Underwriters, such opinion or opinions, dated the Closing Date and addressed to the Underwriters, with respect to the issuance and sale of the Securities, the Disclosure Package (except that the reference to “U.S. Preliminary Prospectus” in the definition of “Disclosure Package” herein shall be replaced with “Canadian Preliminary Prospectus” for the purpose of such counsel’s opinion), the Canadian Final Prospectus (together with any supplement thereto) and other related matters as the Representative may reasonably require, and the Company shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

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(g)               The Representative shall have received from Skadden, Arps, Slate, Meagher & Flom LLP, United States counsel for the Underwriters, such opinion or opinions, dated the Closing Date and addressed to the Underwriters, with respect to the issuance and sale of the Securities, the Registration Statement, the Disclosure Package, the U.S. Final Prospectus (together with any supplement thereto) and other related matters as the Representative may reasonably require, and the Company shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

(h)               The Company shall have furnished to the Representative a certificate of the Company, signed by the Chairman of the Board or the President and the Chief Financial Officer of the Company, dated the Closing Date, to the effect that the signers of such certificate have carefully examined the Registration Statement, the Preliminary Prospectuses, the Disclosure Package, the Final Prospectuses and any supplements or amendments thereto, as well as each electronic road show used in connection with the offering of the Securities, and this Agreement and that:

(i)                 the representations and warranties of the Company in this Agreement are true and correct on and as of the Closing Date with the same effect as if made on the Closing Date and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date;

(ii)              no stop order suspending the effectiveness of the Registration Statement or any notice that would prevent its use has been issued and no proceedings for that purpose have been instituted or, to the Company’s knowledge, threatened;

(iii)            no order suspending the distribution of the Securities has been issued by any of the Canadian Qualifying Authorities and no proceedings for that purpose have been instituted or, to the Company’s knowledge, threatened; and

(iv)             since the date of the most recent financial statements included or incorporated by reference in the Final Prospectuses (exclusive of any supplement thereto), there has been no material adverse change in the condition (financial or otherwise), prospects, earnings, business or properties of the Company and the Subsidiary, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Disclosure Package and the Final Prospectuses (exclusive of any supplement thereto).

(i)                 The Company shall have requested and caused PricewaterhouseCoopers LLP to have furnished to the Representative, at the Execution Time and at the Closing Date, comfort letters (which may refer to letters previously delivered to the Representative), dated respectively as of the Execution Time and as of the Closing Date, in form and substance satisfactory to the Representative. Such comfort letters should be in addition to any other comfort letters or consents required to be filed with the Canadian Qualifying Authorities.

(j)                 Subsequent to the Execution Time or, if earlier, the dates as of which information is given in the Registration Statement (exclusive of any amendment thereof) and in the Final Prospectuses (exclusive of any supplement thereto), there shall not have been (i) any change or decrease specified in the letter or letters referred to in paragraph (i) of this Section 6 or (ii) any change, or any development involving a prospective change, in or affecting the condition (financial or otherwise), earnings, business or properties of the Company and the Subsidiary taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in the Disclosure Package and the Final Prospectuses (exclusive of any supplement thereto) the effect of which, in any case referred to in clause (i) or (ii) above, is, in the sole judgment of the Representative, so material and adverse as to make it impractical or inadvisable to proceed with the offering or delivery of the Securities as contemplated by the Registration Statement (exclusive of any amendment thereof), the Disclosure Package and the Final Prospectuses (exclusive of any supplement thereto).

(k)               Prior to the Closing Date, the Company shall have furnished to the Representative satisfactory evidence of its due and valid authorization of Registered Agent Solutions, Inc. as its agent to receive service of process in the United States pursuant to Section 17 hereof, and satisfactory evidence from Registered Agent Solutions, Inc. accepting its appointment as such agent.

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(l)                 The Securities shall have been listed and admitted and authorized for trading on the NYSE American LLC and shall have been conditionally approved for listing on the Toronto Stock Exchange, and satisfactory evidence of such actions shall have been provided to the Representative.

(m)             FINRA shall not have raised any objection with respect to the fairness and reasonableness of the underwriting terms and arrangements of the offering and satisfactory evidence of such shall have been provided to the Representative.

(n)               At the Execution Time, the Company shall have furnished to the Representative a letter substantially in the form of Exhibit A hereto from each person set forth on Schedule IV hereto addressed to the Representative.

(o)               Prior to the Closing Date, the Company shall have furnished to the Representative such further information, certificates and documents as the Representative may reasonably request.

(p)               Prior to the Closing Date, the Company shall have furnished to the Representatives waivers from Electrum Strategic Resources L.P., PFR Gold Master Fund Ltd. and Boomsail & Co. relating to delivery of the required notice of the offering of Common Shares contemplated hereby pursuant to Section 8 of the warrant certificates of the Company held by such persons.

If any of the conditions specified in this Section 6 shall not have been fulfilled when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be reasonably satisfactory in form and substance to the Representative and counsel for the Underwriters, this Agreement and all obligations of the Underwriters hereunder may be canceled at, or at any time prior to, the Closing Date by the Representative. Notice of such cancellation shall be given to the Company in writing or by telephone or facsimile confirmed in writing.

The documents required to be delivered by this Section 6 shall be delivered at the office of Blake, Cassels & Graydon LLP, Canadian counsel for the Company, at Suite 2600, Three Bentall Centre, 595 Burrard Street, PO Box 49314, Vancouver, BC, V7X 1L3, on the Closing Date.

7.                  Reimbursement of Underwriters’ Expenses. If the sale of the Securities provided for herein is not consummated because any condition to the obligations of the Underwriters set forth in Section 6 hereof is not satisfied, because of any termination pursuant to Section 10 hereof or because of any refusal, inability or failure on the part of the Company to perform any agreement herein or comply with any provision hereof other than by reason of a default by any of the Underwriters, the Company will reimburse the Underwriters severally on demand for all reasonable, actual and accountable out of pocket expenses (including reasonable and documented fees and disbursements of counsel) that shall have been incurred by them in connection with the proposed purchase and sale of the Securities.

8.                  Indemnification and Contribution. (a) The Company agrees to indemnify and hold harmless each Underwriter and CF US, their affiliates and their respective partners, members, directors, officers, employees and agents, and each person, if any, who controls each Underwriter or any affiliate within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act as follows:

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(i)                 against any and all loss, liability, claim, damage and expense whatsoever, as incurred, joint or several, arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in the registration statement for the registration of the Securities as originally filed or in any amendment thereof, or in the Base Prospectuses, the Preliminary Prospectuses, the Final Prospectuses, any Issuer Free Writing Prospectus, any electronic road show, or in any amendment thereof or supplement thereto, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading, or arising out of any untrue statement or alleged untrue statement of a material fact included in the registration statement for the registration of the Securities as originally filed or in any amendment thereof, or in the Base Prospectuses, the Preliminary Prospectuses, the Final Prospectuses, any Issuer Free Writing Prospectus, any electronic road show, or in any amendment thereof or supplement thereto, or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(ii)              against any and all loss, liability, claim, damage and expense whatsoever, as incurred, joint or several, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental entity, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission; provided that any such settlement is effected with the written consent of the Company, which consent shall not unreasonably be delayed, conditioned or withheld; and

(iii)            against any and all expense whatsoever, as incurred (including the fees and disbursements of counsel), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental entity, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission (whether or not a party), to the extent that any such expense is not paid under (i) or (ii) above, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, liability, claim, damage and expense; provided, however, that this indemnity agreement shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made solely in reliance upon and in conformity with the Underwriter Information (as defined below).

(b)               Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, and its directors, each officer of the Company who signed the Registration Statement or the Canadian Final Prospectus and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, against any and all loss, liability, claim, damage and expense described in the indemnity contained in Section 8(a), as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the registration statement for the registration of the Securities as originally filed or in any amendment thereof, or in the Base Prospectuses, the Preliminary Prospectuses, the Final Prospectuses, any Issuer Free Writing Prospectus, any electronic road show, or in any amendment thereof or supplement thereto, in reliance upon and in conformity with information relating to such Underwriter and furnished to the Company in writing by such Underwriter or Underwriters expressly for use therein. The Company hereby acknowledges that the statements set forth in the last paragraph of the cover page regarding delivery of the Securities and, under the heading “Underwriting,” (i) the list of Underwriters and their respective participation in the sale of the Securities, (ii) the sentences related to concessions and reallowances and (iii) the paragraphs related to stabilization, syndicate covering transactions and penalty bids in the Preliminary Prospectuses and the Final Prospectuses constitute the only information that the Underwriters have furnished to the Company expressly for use in the Preliminary Prospectuses or the Final Prospectuses (the “Underwriter Information”).

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(c)               Any party that proposes to assert the right to be indemnified under this Section 8 will, promptly after receipt of notice of commencement of any action against such party in respect of which a claim is to be made against an indemnifying party or parties under this Section 8, notify each such indemnifying party of the commencement of such action, enclosing a copy of all papers served, but the omission so to notify such indemnifying party will not relieve the indemnifying party from (i) any liability that it might have to any indemnified party otherwise than under this Section 8 and (ii) any liability that it may have to any indemnified party under the foregoing provision of this Section 8 unless, and only to the extent that, such omission results in the forfeiture of substantive rights or defenses by the indemnifying party. If any such action is brought against any indemnified party and it notifies the indemnifying party of its commencement, the indemnifying party will be entitled to participate in and, to the extent that it elects by delivering written notice to the indemnified party promptly after receiving notice of the commencement of the action from the indemnified party, jointly with any other indemnifying party similarly notified, to assume the defense of the action, with counsel reasonably satisfactory to the indemnified party, and after notice from the indemnifying party to the indemnified party of its election to assume the defense, the indemnifying party will not be liable to the indemnified party for any other legal expenses except as provided below and except for the reasonable costs of investigation subsequently incurred by the indemnified party in connection with the defense. The indemnified party will have the right to employ its own counsel in any such action, but the fees, expenses and other charges of such counsel will be at the expense of such indemnified party unless (1) the employment of counsel by the indemnified party has been authorized in writing by the indemnifying party, (2) the indemnified party has reasonably concluded (based on advice of counsel) that there may be legal defenses available to it or other indemnified parties that are different from or in addition to those available to the indemnifying party, (3) a conflict or potential conflict exists (based on advice of counsel to the indemnified party) between the indemnified party and the indemnifying party (in which case the indemnifying party will not have the right to direct the defense of such action on behalf of the indemnified party) or (4) the indemnifying party has not in fact employed counsel to assume the defense of such action or counsel reasonably satisfactory to the indemnified party, in each case, within a reasonable time after receiving notice of the commencement of the action; in each of which cases the reasonable fees, disbursements and other charges of counsel will be at the expense of the indemnifying party or parties. It is understood that the indemnifying party or parties shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees, disbursements and other charges of more than one separate firm admitted to practice in such jurisdiction (plus local counsel) at any one time for all such indemnified party or parties. All such fees, disbursements and other charges will be reimbursed by the indemnifying party promptly as they are incurred. An indemnifying party will not, in any event, be liable for any settlement of any action or claim effected without its written consent. No indemnifying party shall, without the prior written consent of each indemnified party, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action or proceeding relating to the matters contemplated by this Section 8 (whether or not any indemnified party is a party thereto), unless such settlement, compromise or consent (1) includes an express and unconditional release of each indemnified party, in form and substance reasonably satisfactory to such indemnified party, from all liability arising out of such litigation, investigation, proceeding or claim and (2) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

(d)               In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in the foregoing paragraphs of Section 8 is applicable in accordance with its terms but for any reason is held to be unavailable or insufficient from the Company or the Underwriters, the Company and the Underwriters will contribute to the total losses, claims, liabilities, expenses and damages (including any investigative, legal and other expenses reasonably incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted) to which any indemnified party may be subject in such proportion as shall be appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other hand. The relative benefits received by the Company on the one hand and the Underwriters on the other hand shall be deemed to be in the same proportion as the total net proceeds from the sale of the Offered Shares (before deducting expenses) received by the Company bear to the total compensation received by the Underwriters (before deducting expenses) from the sale of Offered Shares on behalf of the Company. If, but only if, the allocation provided by the foregoing sentence is not permitted by applicable law, the allocation of contribution shall be made in such proportion as is appropriate to reflect not only the relative benefits referred to in the foregoing sentence but also the relative fault of the Company, on the one hand, and the Underwriters, on the other hand, with respect to the statements or omission that resulted in such loss, claim, liability, expense or damage, or action in respect thereof, as well as any other relevant equitable considerations with respect to such offering. Such relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or the Underwriters, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contributions pursuant to this Section 8 were to be determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, liability, expense, or damage, or action in respect thereof, referred to above in this Section 10 shall be deemed to include, for the purpose of this Section 8, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim to the extent consistent with Section 8(c). Notwithstanding the foregoing provisions of this Section 8, the Underwriters shall not be required to contribute any amount in excess of the commissions actually received by it under this Agreement and no person found guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 8, any person who controls a party to this Agreement within the meaning of the Securities Act, any affiliates of the respective Underwriters and any officers, directors, partners, employees or agents of the Underwriters or their respective affiliates, will have the same rights to contribution as that party, and each director of the Company and each officer of the Company who signed the Registration Statement or the Canadian Final Prospectus will have the same rights to contribution as the Company, subject in each case to the provisions hereof. Any party entitled to contribution, promptly after receipt of notice of commencement of any action against such party in respect of which a claim for contribution may be made under this Section 8(e), will notify any such party or parties from whom contribution may be sought, but the omission to so notify will not relieve that party or parties from whom contribution may be sought from any other obligation it or they may have under this Section 8(e) except to the extent that the failure to so notify such other party materially prejudiced the substantive rights or defenses of the party from whom contribution is sought. Except for a settlement entered into pursuant to the last sentence of Section 8(c), no party will be liable for contribution with respect to any action or claim settled without its written consent if such consent is required pursuant to Section 8(c).

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9.                  Default by an Underwriter. If any one or more Underwriters shall fail to purchase and pay for any of the Securities agreed to be purchased by such Underwriter or Underwriters hereunder and such failure to purchase shall constitute a default in the performance of its or their obligations under this Agreement, the remaining Underwriters shall be obligated severally to take up and pay for (in the respective proportions which the amount of Securities set forth opposite their names in Schedule II hereto bears to the aggregate amount of Securities set forth opposite the names of all the remaining Underwriters) the Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase; provided, however, that in the event that the aggregate amount of Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase shall exceed 10% of the aggregate amount of Securities set forth in Schedule II hereto, the remaining Underwriters shall have the right to purchase all, but shall not be under any obligation to purchase any, of the Securities, and if such nondefaulting Underwriters do not purchase all the Securities, this Agreement will terminate without liability to any nondefaulting Underwriter or the Company. In the event of a default by any Underwriter as set forth in this Section 9, the Closing Date shall be postponed for such period, not exceeding five Business Days, as the Representative shall determine in order that the required changes in the Registration Statement and the Final Prospectuses or in any other documents or arrangements may be effected. Nothing contained in this Agreement shall relieve any defaulting Underwriter of its liability, if any, to the Company and any nondefaulting Underwriter for damages occasioned by its default hereunder.

10.              Termination. This Agreement shall be subject to termination in the absolute discretion of the Representative, by notice given to the Company prior to delivery of and payment for the Securities, if at any time prior to such time (i) trading in the Company’s Common Shares shall have been suspended by the Commission, the Canadian Qualifying Authorities, the NYSE American LLC or the Toronto Stock Exchange or trading in securities generally on the New York Stock Exchange, the NYSE American LLC or the Toronto Stock Exchange shall have been suspended or limited or minimum prices shall have been established on any of such Exchanges; (ii) any inquiry, investigation or other proceeding is commenced or any order or ruling is issued (other than an inquiry, investigation or proceeding, or an order or ruling based upon the activities or alleged activities of the Underwriters), or there is any change of law or the interpretation or administration thereof, which operates to prevent or restrict the trading in the Common Shares or the offering of the Securities as contemplated by this Agreement, the Preliminary Prospectuses and the Final Prospectuses; (iii) a banking moratorium shall have been declared either by U.S. federal, New York State or Canadian federal authorities; (iv) there shall have occurred any outbreak or escalation of hostilities, act of terrorism, declaration by the United States or Canada of a national emergency or war, or other calamity or crisis the effect of which on financial markets is such as to make it, in the sole judgment of the Representative, so material and adverse as to make it impractical or inadvisable to proceed with the offering or delivery of the Securities as contemplated by the Preliminary Prospectuses or the Final Prospectuses (exclusive of any supplement thereto); or (v) there shall have occurred any material change, or any development involving a prospective material change, in or materially affecting the condition (financial or otherwise), earnings, business or properties of the Company and the Subsidiary, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in the Disclosure Package and the Final Prospectuses (exclusive of any supplement thereto), the effect of which is, in the sole judgment of the Representative, is such as to make it inadvisable to proceed with the offering or delivery of the Securities as contemplated by the Preliminary Prospectuses or the Final Prospectuses (exclusive of any supplement thereto).

11.              Representations and Indemnities to Survive. The respective agreements, representations, warranties, indemnities and other statements of the Company or its officers and of the Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or the Company or any of the officers, directors, employees, agents or controlling persons referred to in Section 8 hereof, and will survive delivery of and payment for the Securities. The provisions of Sections 7 and 8 hereof shall survive the termination or cancellation of this Agreement.

12.              Notices. All communications hereunder will be in writing and effective only on receipt, and, if sent to the Representative, will be mailed, delivered or telefaxed to (i) Cantor Fitzgerald Canada Corporation at 181 University Avenue, Toronto Ontario, ((416) 350-2985); or, if sent to the Company, will be mailed, delivered or telefaxed to (604) 638-8088 and confirmed to it at 609 Granville Street, Suite 1150, Vancouver, British Columbia, Canada V7Y 1G5, attention of Elaine Sanders, Chief Financial Officer.

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13.              Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers, directors, employees, agents and controlling persons referred to in Section 8 hereof, and no other person will have any right or obligation hereunder.

14.              No fiduciary duty. The Company hereby acknowledges that (a) the purchase and sale of the Securities pursuant to this Agreement is an arm’s-length commercial transaction between the Company, on the one hand, and the Underwriters and any affiliate through which it may be acting, on the other, (b) the Underwriters are acting as principal and not as an agent or fiduciary of the Company and (c) the Company’s engagement of the Underwriters in connection with the offering and the process leading up to the offering is as independent contractors and not in any other capacity. Furthermore, the Company agrees that it is solely responsible for making its own judgments in connection with the offering (irrespective of whether any of the Underwriters has advised or is currently advising the Company on related or other matters). The Company agrees that it will not claim that the Underwriters have rendered advisory services of any nature or respect, or owe an agency, fiduciary or similar duty to the Company, in connection with such transaction or the process leading thereto.

15.              Integration. This Agreement supersedes all prior agreements and understandings (whether written or oral) between the Company and the Underwriters, or any of them, with respect to the subject matter hereof.

16.              Applicable Law. This Agreement will be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed within the State of New York.

17.              Agent for Service; Submission to Jurisdiction; Waiver of Immunities. By the execution and delivery of this Agreement, the Company (i) acknowledges that it has, by separate written instrument, irrevocably designated and appointed Registered Agent Solutions, Inc. (or any successor) (together with any successor, the “Agent for Service”), as its authorized agent upon which process may be served in any suit or proceeding arising out of or relating to this Agreement or the Securities, that may be instituted in any federal or state court in the State of New York, or brought under federal or state securities laws, and acknowledges that the Agent for Service has accepted such designation; (ii) submits to the jurisdiction of any such court in any such suit or proceeding; and (iii) agrees that service of process upon the Agent for Service (or any successor) and written notice of said service to the Company (mailed or delivered to its Chief Financial Officer at its principal office in Vancouver, Canada), shall be deemed in every respect effective service of process upon the Company in any such suit or proceeding. The Company further agrees to take any and all action, including the execution and filing of any and all such documents and instruments, as may be necessary to continue such designation and appointment of the Agent for Service in full force and effect so long as any of the Securities shall be outstanding.

18.              Judgment Currency. In respect of any judgment or order given or made for any amount due hereunder that is expressed and paid in a currency (the “Judgment Currency”) other than United States dollars, the Company will indemnify each Underwriter against any loss incurred by such Underwriter as a result of any variation as between (i) the rate of exchange at which the United States dollar amount is converted into the judgment currency for the purpose of such judgment or order and (ii) the rate of exchange at which an Underwriter is able to purchase United States dollars with the amount of judgment currency actually received by such Underwriter. The foregoing indemnity shall constitute a separate and independent obligation of the Company and shall continue in full force and effect notwithstanding any such judgment or order as aforesaid. The term “rate of exchange” shall include any premiums and costs of exchange payable in connection with the purchase of or conversion into United States dollars.

19.              Waiver of Trial By Jury. in any action or proceeding arising herefrom, the parties hereto consent to trial without a jury in any action, proceeding or counterclaim brought by any party hereto against the other or their successors in respect of any matter arising out of or in connection with this agreement, regardless of the form of action or proceeding.

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20.              Counterparts. This Agreement may be signed in one or more counterparts, each of which shall constitute an original and all of which together shall constitute one and the same agreement.

21.              Headings. The section headings used herein are for convenience only and shall not affect the construction hereof.

22.              CF US. It is acknowledged and agreed that CF US is a U.S. affiliate of CFCC that will be selling the Securities in the United States on behalf of CFCC in accordance with this Agreement and is a party to this Agreement for the purpose of receiving the benefit of the representations, warranties and covenants made by the Company herein and enforcing the indemnity contained in Section 8 hereof.

23.              Definitions. The terms which follow, when used in this Agreement, shall have the meanings indicated.

“Act” shall mean the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder.

“Business Day” shall mean any day other than a Saturday, a Sunday or a legal holiday or a day on which banking institutions or trust companies are authorized or obligated by law to close in New York City or Vancouver, British Columbia.

“Canadian Qualifying Authorities” has the meaning set forth in Section 1(a) hereof.

“Canadian Base Prospectus” has the meaning set forth in Section 1(a) hereof.

“Canadian Preliminary Prospectus” has the meaning set forth in Section 1(a) hereof.

“Canadian Final Prospectus” has the meaning set forth in Section 1(a) hereof.

“Canadian Securities Laws” has the meaning set forth in Section 1(a) hereof.

“Canadian Shelf Procedures” has the meaning set forth in Section 1(a) hereof.

“CFCC” means Cantor Fitzgerald Canada Corporation.

“Closing Date” has the meaning set forth in Section 3 hereof.

“Commission” shall mean the Securities and Exchange Commission.

“Disclosure Package” shall mean (i) the U.S. Base Prospectus; (ii) the U.S. Preliminary Prospectus used most recently prior to the Execution Time; (iii) the Issuer Free Writing Prospectuses, if any, identified in Schedule III hereto (which shall be deemed included in the Disclosure Package at the Execution Time); and (iv) any other Free Writing Prospectus that the parties hereto shall hereafter expressly agree in writing to treat as part of the Disclosure Package.

“Effective Date” shall mean each date and time that the Registration Statement and any post-effective amendment or amendments became or become effective.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder.

“Exchanges” means, collectively, the Toronto Stock Exchange and the NYSE American LLC.

“Execution Time” shall mean the date and time that this Agreement is executed and delivered by the parties hereto.

“Final Prospectuses” means collectively, the U.S. Final Prospectus and the Canadian Final Prospectus.

“FINRA” shall mean the Financial Industry Regulatory Authority Inc.

“Free Writing Prospectus” shall mean a free writing prospectus, as defined in Rule 405 under the Act.

“Issuer Free Writing Prospectus” shall mean an issuer free writing prospectus, as defined in Rule 433 under the Act.

“Material Adverse Effect” shall have the meaning set forth in Section 1(w) hereof.

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“Material Agreements” means: the Exploration and Option to Lease dated October 19, 2011 as amended by written agreements dated May 10, 2012 and February 13, 2013; the Net Smelter Returns Royalty Agreement among Kennecott Exploration Company, Kennecott Arctic Company, Alaska Gold Company and NovaGold Resources Inc., dated effective January 7, 2010; the South32 JV Agreement; the Warrants issued in connection with the Unit Purchase Agreement dated June 30, 2014; and the Participation Rights Agreement between Trilogy Metals Inc. and South32 International Investment Holdings Pty Ltd., dated December 19, 2017 and such other agreements as may be identified on or before two Business Days prior to the Closing Date by: (i) the Company to the Underwriter as being a material agreement; and (ii) the Underwriter, acting reasonably, to the Company.

“Option Securities” has the meaning set forth in the preamble hereof.

“Preliminary Prospectuses” means collectively, the Canadian Preliminary Prospectus and the U.S. Preliminary Prospectus.

“Qualifying Provinces” has the meaning set forth in Section 1(a) hereof.

“Registration Statement” shall mean the registration statement referred to in paragraph 1(e) above, including exhibits and financial statements and any prospectus supplement relating to the Securities that is filed with the Commission pursuant to Rule 424(b) and deemed part of such registration statement pursuant to Rule 430B, as amended on each Effective Date and, in the event any post-effective amendment thereto becomes effective prior to the Closing Date, shall also mean such registration statement as so amended, as the case may be.

“Receipt” shall have the meaning set forth in Section 1(a) hereof.

“Representative” has the meaning set forth in the preamble hereof.

“Reviewing Authority” has the meaning set forth in Section 1(a) hereof.

“Securities” has the meaning set forth in the preamble hereof.

“settlement date” has the meaning set forth in Section 1(g) hereof.

“South32 JV Agreement” means the Option Agreement to Form Joint Venture among Trilogy Metals Inc. and NovaCopper US Inc. and South32 Group Operations Pty Ltd.

“Subsidiary” means NovaCopper U.S. Inc. (dba Trilogy Metals US).

“U.S. Base Prospectus” has the meaning set forth in Section 1(f) hereof.

“U.S. Preliminary Prospectus” has the meaning set forth in Section 1(f) hereof.

“U.S. Final Prospectus” has the meaning set forth in Section 1(f) hereof.

“Underwriters” has the meaning set forth in the preamble hereof.

“Underwritten Securities” has the meaning set forth in the preamble hereof.

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If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement among the Company and the several Underwriters.

Very truly yours,

Trilogy Metals Inc.

By:	/s/ Elaine Sanders
Name: Elaine Sanders
Title: CFO

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The foregoing Agreement is
hereby confirmed and accepted
as of the date first written above.

Cantor Fitzgerald Canada Corporation

By:	/s/ Christopher Craib
Name: Christopher Craib
Title: President and CFO

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For themselves and the other
several Underwriters, if any,
named in Schedule II to the
foregoing Agreement.

Acknowledged by CF US solely for the purpose of receiving the benefit of Section 22 of this Agreement.

By:	Cantor Fitzgerald & Co.

By:	/s/ Sage Kelly
Name: Sage Kelly
Title: Head of Investment Banking

33

By:	Cormark Securities Inc.

By:	/s/ Jeff Kennedy
Name: Jeff Kennedy
Title: Managing Director, Equity Capital Markets & Operations

34

By:	BMO Nesbitt Burns

By:	/s/ Carter Hohmann
Name: Carter Hohmann
Title: Managing Director

35

By:	Roth Capital Partners, LLC

By:	/s/ Aaron M. Gurewitz
Name: /s/ Aaron M. Gurewitz
Title: Head of Equity Capital Markets

36

SCHEDULE I

Underwriting Agreement dated April 16, 2018

Registration Statement No. 333-220484

Representative: Cantor Fitzgerald Canada Corporation

Title, Purchase Price and Description of Securities:

Title: Common Shares

Number of Underwritten Securities to be sold by the Company: 21,551,724

Number of Option Securities to be sold by the Company: 3,232,758

Price per share to Public: US$1.16 per share

Underwriting Commission per share payable to the Underwriters: US$0.0696 per share (other than Securities sold to the following persons on the Company’s president’s list for which the Underwriting Commission shall be US$0.0232 per share: Electrum Strategic Opportunities Fund L.P. and South32 International Investment Holdings Pty Ltd.)

Closing Date, Time and Location: April 20, 2018 at 8:30 a.m. EST at Blake, Cassels & Graydon LLP, Canadian counsel for the Company, at Suite 2600, Three Bentall Centre, 595 Burrard Street, PO Box 49314, Vancouver, BC, V7X 1L3.

Type of Offering: Non-Delayed

SCHEDULE II

Underwriters	Number of Underwritten Securities to be Purchased
Cantor Fitzgerald Canada Corporation	14,008,621
Cormark Securities Inc.	4,310,345
BMO Nesbitt Burns	2,155,172
Roth Capital Partners, LLC	1,077,586
Total	21,551,724

SCHEDULE III

Schedule of Free Writing Prospectuses included in the Disclosure Package

•	Free Writing Prospectus (File No.: 333-220484), dated April 16, 2018

Schedule IV
Lock-up Letters

Rick Van Nieuwenhuyse

Elaine M. Sanders

Tony S. Giardini

William Hayden

William Iggiagruk Hensley

Kalidas V. Madhavpeddi

Gregory A. Lang

Gerald J. McConnell

Janice Stairs

Diana Walters

Electrum Strategic Resources LLC

South32 International Investment Holdings Pty Ltd.

[Form of Lock-Up Agreement]	EXHIBIT A

Trilogy Metals Inc.
Public Offering of Securities

            , 2018

Cantor Fitzgerald Canada Corporation
As Representative of the
several Underwriters

Ladies and Gentlemen:

This letter is being delivered to you in connection with the proposed Underwriting Agreement (the “Underwriting Agreement”), between Trilogy Metals Inc., a British Columbia corporation (the “Company”), and each of you as representative (the “Representative”) of a group of Underwriters named therein, relating to an underwritten public offering of common shares, no par value (the “Common Shares”) of the Company.

In order to induce you to enter into the Underwriting Agreement, the undersigned will not, without the prior written consent of the Representative, offer, sell, contract to sell, pledge or otherwise dispose of, (or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise) by the undersigned or any affiliate of the undersigned or any person in privity with the undersigned or any affiliate of the undersigned), directly or indirectly, including the filing (or participation in the filing) of a registration statement with the Securities and Exchange Commission in respect of, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Securities and Exchange Commission promulgated thereunder with respect to, any share capital of the Company or any securities convertible into or exercisable or exchangeable for such share capital, or publicly announce an intention to effect any such transaction, for a period of 90 days after the date of the Underwriting Agreement, other than (i) Common Shares disposed of as bona fide gifts approved by the Representative, or (ii) Common Shares sold upon the exercise of options, the payout of Common Shares pursuant to Restricted Share Units or the issuance of Bonus Shares (as defined in the Company's Equity Incentive Plan) as is necessary to cover withholding taxes.

If for any reason the Underwriting Agreement shall be terminated prior to the Closing Date (as defined in the Underwriting Agreement), the agreement set forth above shall likewise be terminated.

Yours very truly,

[Signature of officer, director or shareholder]
[Name and address of officer, director or shareholder]